                                                                     EXHIBIT 4.4

                          PASS THROUGH TRUST AGREEMENT

                           Dated as of July 31, 2000

                                    between

                            UNITED AIR LINES, INC.,


                                      and

                      STATE STREET BANK AND TRUST COMPANY
                      OF CONNECTICUT, NATIONAL ASSOCIATION

                                   as Trustee

                               TABLE OF CONTENTS
                               -----------------

                                                      ARTICLE 1

DEFINITIONS....................................................................................................   2
         Section 1.02      Compliance Certificates and Opinions................................................  16
                           ------------------------------------
         Section 1.03      Form of Documents Delivered to Trustee..............................................  17
                           --------------------------------------
         Section 1.04      Directions of Certificateholders....................................................  17
                           --------------------------------

                                                      ARTICLE II

ORIGINAL ISSUANCE OF CERTIFICATES;
ACQUISITION OF TRUST OWNED NOTES...............................................................................  19
         Section 2.01      Amount Unlimited; Issuable in Classes...............................................  19
                           -------------------------------------
         Section 2.02      Issuance of Certificates; Acquisition of Trust Owned Notes..........................  21
                           ----------------------------------------------------------
         Section 2.03      Acceptance by Trustee...............................................................  23
                           ---------------------
         Section 2.04      Limitation of Powers................................................................  23
                           --------------------

                                                     ARTICLE III

THE CERTIFICATES...............................................................................................  24
         Section 3.01      Form, Denomination and Execution of Certificates....................................  24
                           ------------------------------------------------
         Section 3.02      Restrictive Legends.................................................................  24
                           -------------------
         Section 3.03      Authentication of Certificates......................................................  26
                           ------------------------------
         Section 3.04      Transfer and Exchange...............................................................  27
                           ---------------------
         Section 3.05      Global, Book-Entry and Definitive Certificates......................................  27
                           ----------------------------------------------
         Section 3.06      Special Transfer Provisions.........................................................  29
                           ---------------------------
         Section 3.07      Mutilated, Destroyed, Lost or Stolen Certificates...................................  32
                           -------------------------------------------------
         Section 3.08      Persons Deemed Owners...............................................................  32
                           ---------------------
         Section 3.09      Cancellation........................................................................  32
                           ------------
         Section 3.10      Temporary Certificates..............................................................  32
                           ----------------------
         Section 3.11      Limitation of Liability for Payments................................................  33
                           ------------------------------------

                                                      ARTICLE IV

DISTRIBUTIONS; STATEMENTS TO
 CERTIFICATEHOLDERS............................................................................................  33
         Section 4.01      Certificate Account and Special Payments Account....................................  33
                           ------------------------------------------------
         Section 4.02      Distributions from Certificate Account and Special Payments
                           -----------------------------------------------------------
                           Account.............................................................................  34
                           -------
         Section 4.03      Statements to Certificateholders....................................................  35
                           --------------------------------
         Section 4.04      Investment of Special Payment Moneys................................................  36
                           ------------------------------------

                                                       ARTICLE V

THE COMPANY....................................................................................................  36
         Section 5.01      Maintenance of Corporate Existence..................................................  36
                           ----------------------------------

         Section 5.02      Consolidation, Merger, etc..........................................................  37
                           ---------------------------

                                                         ARTICLE VI

DEFAULT........................................................................................................  38
         Section 6.01      Events of Default...................................................................  38
                           -----------------
         Section 6.02      Judicial Proceedings Instituted by Trustee; Trustee May Bring Suit..................  41
                           ------------------------------------------------------------------
         Section 6.03      Control by Certificateholders.......................................................  42
                           -----------------------------
         Section 6.04      Waiver of Past Defaults.............................................................  42
                           -----------------------
         Section 6.05      Right of Certificateholders to Receive Payments Not to Be Impaired..................  43
                           ------------------------------------------------------------------
         Section 6.06      Certificateholders May Not Bring Suit Except Under Certain
                           ----------------------------------------------------------
                           Conditions..........................................................................  43
                           ----------
         Section 6.07      Remedies Cumulative.................................................................  44
                           -------------------

                                                       ARTICLE VII

THE TRUSTEE....................................................................................................  44
         Section 7.01      Certain Duties and Responsibilities.................................................  44
                           -----------------------------------
         Section 7.02      Notice of Defaults..................................................................  44
                           ------------------
         Section 7.03      Certain Rights of Trustee...........................................................  45
                           -------------------------
         Section 7.04      Not Responsible for Recitals or Issuance of Certificates............................  46
                           --------------------------------------------------------
         Section 7.05      May Hold Certificates...............................................................  46
                           ---------------------
         Section 7.06      Money Held in Trust.................................................................  46
                           -------------------
         Section 7.07      Compensation and Reimbursement......................................................  46
                           ------------------------------
         Section 7.08      Corporate Trustee Required; Eligibility.............................................  47
                           ---------------------------------------
         Section 7.09      Resignation and Removal; Appointment of Successor...................................  48
                           -------------------------------------------------
         Section 7.10      Acceptance of Appointment by Successor..............................................  49
                           --------------------------------------
         Section 7.11      Merger, Conversion, Consolidation or Succession to Business.........................  50
                           -----------------------------------------------------------
         Section 7.12      Maintenance of Agencies.............................................................  50
                           -----------------------
         Section 7.13      Money for Certificate Payments to Be Held in Trust..................................  51
                           --------------------------------------------------
         Section 7.14      Registration of Trust Owned Notes in Name of Subordination Agent....................  52
                           ----------------------------------------------------------------
         Section 7.15      Representations and Warranties of Trustee...........................................  52
                           -----------------------------------------
         Section 7.16      Withholding Taxes; Information Reporting............................................  53
                           ----------------------------------------
         Section 7.18      Trustee's Liens.....................................................................  54
                           ---------------
         Section 7.19      Preferential Collection of Claims...................................................  54
                           ---------------------------------

                                                     ARTICLE VIII

CERTIFICATEHOLDERS' LISTS AND REPORTS BY TRUSTEE...............................................................  54
         Section 8.01      The Company to Furnish Trustee with Names and Addresses of..........................  54
                           ----------------------------------------------------------
         Section 8.02      Preservation of Information; Communications to Certificateholders...................  55
                           -----------------------------------------------------------------
         Section 8.03      Reports by Trustee..................................................................  55
                           ------------------
         Section 8.04      Reports by the Company..............................................................  55
                           ----------------------

                                                        ARTICLE IX

SUPPLEMENTAL AGREEMENTS........................................................................................  56

         Section 9.01      Supplemental Agreements Without Consent of Certificateholders......................   56
                           -------------------------------------------------------------
         Section 9.02      Supplemental Agreements with Consent of Certificateholders.........................   57
                           ----------------------------------------------------------
         Section 9.03      Documents Affecting Immunity or Indemnity..........................................   58
                           -----------------------------------------
         Section 9.04      Execution of Supplemental Agreements...............................................   58
                           ------------------------------------
         Section 9.05      Effect of Supplemental Agreements..................................................   58
                           ---------------------------------
         Section 9.06      Conformity with Trust Indenture Act................................................   59
                           -----------------------------------
         Section 9.07      Reference in Certificates to Supplemental Agreements...............................   59
                           ----------------------------------------------------

                                                  ARTICLE X

AMENDMENTS TO INDENTURES AND NOTE DOCUMENTS...................................................................   59
         Section 10.01     Amendments and Supplements to Indentures and Other Note
                           -------------------------------------------------------
                           Documents..........................................................................   59
                           ---------

                                                 ARTICLE XI

TERMINATION OF TRUSTS.........................................................................................   60
         Section 11.01     Termination of the Trusts..........................................................   60
                           -------------------------

                                                ARTICLE XII

MISCELLANEOUS PROVISIONS......................................................................................   61
         Section 12.01     Limitation on Rights of Certificateholders.........................................   61
                           ------------------------------------------
         Section 12.02     Certificates Nonassessable and Fully Paid..........................................   61
                           -----------------------------------------
         Section 12.03     Notices............................................................................   61
                           -------
         Section 12.04     Governing Law......................................................................   63
                           -------------
         Section 12.05     Severability of Provisions.........................................................   63
                           --------------------------
         Section 12.06     Trust Indenture Act Controls.......................................................   63
                           ----------------------------
         Section 12.07     Effect of Headings and Table of Contents...........................................   63
                           ----------------------------------------
         Section 12.08     Successors and Assigns.............................................................   63
                           ----------------------
         Section 12.09     Benefits of Agreement..............................................................   63
                           ---------------------
         Section 12.10     Legal Holidays.....................................................................   63
                           --------------
         Section 12.11     Counterparts.......................................................................   64
                           ------------
         Section 12.12     Intention of Parties...............................................................   64
                           --------------------
         Section 12.13     Communication by Certificateholders with other Certificateholders..................   64
                           -----------------------------------------------------------------

Exhibit A -       Form of Certificate To Be Delivered in Connection with
                  Transfers to Non-QIB Accredited Investors

Schedule 1 -      Indentures

Reconciliation and tie between United Air Lines Pass Through Trust Agreement, dated as of July 31, 2000, and the Trust Indenture Act of 1939. This reconciliation does not constitute part of the Pass Through Trust Agreement.

            Trust Indenture Act                             Pass Through Trust
              of 1939 Section                                Agreement Section
              ---------------                                -----------------
                 310(a)(1)                                         7.08
                  (a)(2)                                           7.08
                  312(a)                                     3.05; 8.01; 8.02
                  313(a)                                           8.03
                  314(a)                                       8.04(a) - (c)
                  (a)(4)                                          8.04(d)
                  (c)(1)                                           1.02
                  (c)(2)                                           1.02
                  (d)(1)                                        7.13; 11.01
                  (d)(2)                                        7.13; 11.01
                  (d)(3)                                           2.01
                    (e)                                            1.02
                  315(b)                                           7.02
           316(a)(last sentence)                                  1.04(c)
                 (a)(1)(A)                                         6.03
                 (a)(1)(B)                                         6.04
                    (b)                                            6.05
                    (c)                                           1.04(d)
                 317(a)(1)                                         6.02
                    (b)                                            7.13
                  318(a)                                           12.06

                         PASS THROUGH TRUST AGREEMENT


          This PASS THROUGH TRUST AGREEMENT, dated as of July 31, 2000, between UNITED AIR LINES, INC., a Delaware corporation and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, a national banking association, as Trustee, is made with respect to the formation from time to time of separate United Air Lines Pass Through Trusts and the issuance from time to time of separate classes of Certificates representing fractional undivided interests in the respective Trusts.

          WHEREAS, from time to time the Company (this and certain other defined terms used herein are defined in Section 1.01) may enter into a Trust Supplement
                                 ------------
with the Trustee named therein pursuant to which such Trustee shall declare the creation of a separate Trust for the benefit of the Holders of the class of Certificates to be issued in respect of such Trust, and the initial Holders of the Certificates of such class, as the grantors of such Trust, by their respective acceptances of the Certificates of such class, shall join in the creation of such Trust with the Trustee;

          WHEREAS, all Certificates to be issued in respect of each separate Trust shall be issued and designated as Class A-1, Class A-2, Class B, Class C-1, Class C-2 or Class D (if any) pursuant to this Agreement, shall evidence fractional undivided interests in the Trusts of the same class and shall have no rights, benefits or interests in respect of any separate Trust of any other class or the property held therein, subject, however, to the provisions of the Intercreditor Agreement.

          WHEREAS, from time to time, pursuant to the terms and conditions of this Agreement with respect to each separate Trust formed hereunder, the Trustee on behalf of such Trust shall purchase one or more issues of AFE Notes, one or more issues of United Equipment Notes and one or more issues of 747 Leased Equipment Notes having, in each case, the same interest rate as the class of Certificates issued in respect of such Trust and, subject to the terms of the Intercreditor Agreement, shall hold such AFE Notes, such United Equipment Notes and such 747 Leased Equipment Notes in trust for the benefit of the Certificateholders of such Trust;

          WHEREAS, to facilitate the sale of AFE Notes, United Equipment Notes and 747 Leased Equipment Notes to, and the purchase of AFE Notes, United Equipment Notes and 747 Leased Equipment Notes by, the Trustee on behalf of each Trust created from time to time pursuant to this Agreement, the Company has duly authorized the execution and delivery of this Basic Agreement and each Trust Supplement as the "issuer," as such term is defined in and solely for purposes of the Securities Act of 1933, as amended, of the Certificates to be issued in respect of each Trust and as the "obligor," as such term is defined in and solely for purposes of the Trust Indenture Act of 1939, as amended, with respect to all such Certificates and is undertaking to perform certain administrative and ministerial duties hereunder and is also undertaking to pay the fees and expenses of the Trustee; and

          WHEREAS, this Basic Agreement, as amended or supplemented from time to time, is subject to the provisions of the Trust Indenture Act of 1939, as amended, and shall, to the extent applicable, be governed by such provisions;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1


                                  DEFINITIONS

     Section 1.01  Definitions.  For all purposes of this Basic Agreement,
                  -----------
except as otherwise expressly provided or unless the context otherwise requires:

             (1)  the terms used herein that are defined in this Article I have
                                                                 ---------
the meanings assigned to them in this Article I, and include the plural as well
                                      ---------
as the singular;

             (1) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, or by the rules promulgated under the Trust Indenture Act, have the meanings assigned to them therein;

             (2) all references in this Basic Agreement to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this Basic Agreement;

             (2) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Basic Agreement as a whole and not to any particular Article, Section, Subsection or other subdivision; and

             (3) unless the context otherwise requires, whenever the words "including," "include" or "includes" are used herein, it shall be deemed to be followed by the phrase "without limitation".

             747 Leased Aircraft:  Means the one Boeing 747-422 aircraft bearing
             -------------------
     aircraft registration number N171UA, including the engines therefor, that has been leased to the Company pursuant to the related Lease.

             747 Leased Equipment Notes:  Means the notes, certificates or
             --------------------------
     instruments issued pursuant to the Indentures in respect of the 747 Leased Aircraft, collectively, and in each case, any 747 Leased Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of such Indentures.

           747 Leased Equipment Note Purchase Agreement:  Means the Note
           --------------------------------------------
     Purchase Agreement, relating to the 747 Leased Equipment Notes in respect of the 747 Leased Aircraft, dated as of July 31, 2000, between the Owner Trustee thereunder, the Owner Participant thereunder, the Subordination Agent and the Trustee.

           Additional Payments:  Means a payment of Make-Whole Amount and/or
           -------------------
     Break Amount, if any.

           AFE: Means AFE Trust, a Delaware business trust.
           ---

           AFE Note:  Means, with respect to any Trust, any of the notes,
           --------
     certificates or instruments issued by AFE and described as "AFE Notes" on a schedule attached to the Trust Supplement in respect of such Trust and to be held by the Trustee as part of such Trust, including any AFE Note issued by AFE in replacement thereof or substitution therefor.

           AFE Note Indenture: Means, with respect to the AFE Notes, the trust
           ------------------
     indenture and security agreement or trust indenture and mortgage or similar agreement described on Schedule 1 attached to this Agreement, as such indenture may be amended or supplemented in accordance with its terms.

           AFE Note Purchase Agreement:  Means the Note Purchase Agreement
           ---------------------------
     relating to the AFE Notes in respect of the Leased Aircraft, dated as of July 31, 2000, among the Company, AFE and the Trustee.

           AFE Trustee: Means Wilmington Trust Company, not in its individual
           -----------
     capacity but solely as trustee, or its successor-in-interest and any successor or other trustee appointed as provided in the trust or other agreement establishing AFE.

           Affiliate:  With respect to any specified Person, means any other
           ---------
     Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

           Agreement:  Means, unless the context otherwise requires, this Basic
           ---------
     Agreement as supplemented by the Trust Supplement creating a particular Trust and establishing the class of Certificates issued or to be issued in respect thereof, with reference to such Trust and each class of Certificates, as this Basic Agreement as so supplemented may be further supplemented with respect to such Trust and such class of Certificates.

           Aircraft:  Means one or more aircraft, including engines therefor,
           --------
     owned by or leased to the Company and securing one or more Equipment Notes, including the Leased Aircraft, the Owned Aircraft and the 747 Leased Aircraft.

           Authorized Agent:  With respect to the Certificates of any class,
           ----------------
     means any Paying Agent or Registrar for the Certificates of such class.

           Avoidable Tax:  Means a state or local tax (i) upon (w) the Trust,
           -------------
     (x) the Trust Property, (y) Certificateholders or (z) the Trustee for which the Trustee is entitled to seek reimbursement from the Trust Property, and
     (ii) which would be avoided if the Trustee were located in another state, or jurisdiction within a state, within the United States. A tax shall not be an Avoidable Tax if the Company or any Owner Trustee shall agree to pay, and shall pay, such tax.

           Basic Agreement:  Means this Pass Through Trust Agreement, as the
           ---------------
     same may from time to time be supplemented, amended or modified, but does not include any Trust Supplement.

           Book-Entry Certificates:  Means, with respect to the Global
           -----------------------
     Certificates of any class, a beneficial interest in the Global Certificates of such class, ownership and transfers of which shall be made through book entries as described in Section 3.05.

           Break Amount:  Means breakage costs under any of the Indentures.
           ------------

           Business Day:  With respect to the Certificates of any class, means
           ------------
     any day (x) other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in Chicago, Illinois or New York, New York, or, so long as any such Certificate is outstanding, a city and state in which the Trustee or any related Indenture Trustee maintains its Corporate Trust Office or receives and disburses funds and (y) on which dealings are carried on in the London interbank market.

           Certificate:  Means any one of the certificates executed and
           -----------
     authenticated by the Trustee, substantially in the form of an exhibit attached to the applicable Trust Supplement pursuant to which such Certificate was issued.

           Certificate Account:  With respect to the Certificates of any class,
           -------------------
     means the account or accounts created and maintained for such class pursuant to Section 4.01(a).
                 ---------------

           Certificateholder or Holder:  With respect to the Certificates of any
           ---------------------------
     class, means the Person in whose name a Certificate of such class is registered in the Register for Certificates of such class.

           Certificate Owner:  Means, with respect to the Certificates of any
           -----------------
     class, for purposes of Section 3.05, a Person who owns a Book-Entry Certificate of such class.

           Class A-1 Certificates:  Means Certificates designated as "Class A-1
           ----------------------
     Certificates" in the Trust Supplement pursuant to which such Certificates are issued.

           Class A-2 Certificates:  Means Certificates designated as "Class A-2
           ----------------------
     Certificates" in the Trust Supplement pursuant to which such Certificates are issued.

           Class B Certificates:  Means Certificates designated as "Class B
           --------------------
     Certificates" in the Trust Supplement pursuant to which such Certificates are issued.

           Class C-1 Certificates:  Means Certificates designated as "Class C-1
           ----------------------
     Certificates" in the Trust Supplement pursuant to which such Certificates are issued.

           Class C-2 Certificates:  Means Certificates designated as "Class C-2
           ----------------------
     Certificates" in the Trust Supplement pursuant to which such Certificates are issued.

           Class D Certificates:  Means Certificates designated as "Class D
           --------------------
     Certificates" in the Trust Supplement pursuant to which such Certificates are issued.

           Class D Certificateholder: Means, at any time, any holder of one or
           -------------------------
     more Class D Certificates.

           Clearing Agency:  Means an organization registered as a "clearing
           ---------------
     agency" pursuant to Section 17A of the Exchange Act.

           Clearing Agency Participant: Means a broker, dealer, bank, other
           ---------------------------
     financial institution or other Person for whom from time to time a Clearing Agency effects, directly or indirectly, book-entry transfers and pledges of securities deposited with the Clearing Agency.

           Company:  Means United Air Lines, Inc., a Delaware corporation, or
           -------
     its successor in interest pursuant to Section 5.02, or (only in the context
                                           ------------
     of provisions hereof, if any, when such reference is required for purposes of compliance with the Trust Indenture Act) any other obligor (within the meaning of the Trust Indenture Act) with respect to the Certificates.

           Confirmation: Has the meaning specified in the Intercreditor
           ------------
     Agreement.

           Controlling Party:  Means the Person entitled to act as such pursuant
           -----------------
     to the terms of the Intercreditor Agreement.

           Corporate Trust Office:  With respect to the Trustee or any Indenture
           ----------------------
     Trustee, means the office of such trustee in the city at which at any particular time its corporate trust business shall be principally administered.

           Cut-off Date:  With respect to the Certificates of a Trust of any
           ------------
     class, means the date designated as such in the related Trust Supplement.

           Default: Means an event that is, or after notice or lapse of time or
           -------
     both would describe, an Event of Default or a Triggering Event.

           Definitive Certificates: Has the meaning, with respect to the
           -----------------------
     Certificates of any class, specified in Section 3.05.

           Direction:  Has the meaning specified in Section 1.04(a).
           ---------                                ---------------

           Distribution:  Has the meaning specified in Section 7.16.
           ------------                                ------------

           Distribution Date:  With respect to the Certificates of any class,
           -----------------
     means any Regular Distribution Date or Special Distribution Date.

           Eligible Account:  Means an account established by and with an
           ----------------
     Eligible Institution at the request of the Trustee, which institution agrees, for all purposes of the applicable Uniform Commercial Code ("UCC"),
                                                                          ---
     including Article 8 thereof, that (a) such account shall be a "securities account" (as defined in Section 8-501 of the UCC), (b) all property credited to such account shall be treated as a "financial asset" (as defined in Section 8-102(9) of the UCC), (c) the Trustee shall be the "entitlement holder" (as defined in Section 8-102(7) of the UCC) in respect of such account, (d) such Eligible Institution shall comply with all entitlement orders issued by the Trustee to the exclusion of any other Person and (e) the "securities intermediary jurisdiction" (under Section 8-110(e) of the UCC) shall be the State of Illinois.

           Eligible Institution:  Means the corporate trust department of (a)
           --------------------
     State Street Bank and Trust Company of Connecticut, National Association, acting solely in its capacity as a "securities intermediary" (as defined in Section 8-102(14) of the applicable Uniform Commercial Code, or (b) a depositary institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any U.S. branch of a foreign bank), which has a long-term unsecured debt rating from Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., of at least "A-3" or its equivalent.

           Equipment Note Indenture: Means, with respect to the Equipment Notes,
           ------------------------
     each of the one or more separate trust indenture and security agreements or trust indentures and mortgages or similar agreements described on Schedule 1 attached to this Agreement, as each such indenture may be amended or supplemented in accordance with its respective terms; and Equipment Note Indentures means all of such
                           -------------------------
     agreements.

           Equipment Notes:  Means, collectively, the Leased Equipment Notes,
           ---------------
     the United Equipment Notes and the 747 Leased Equipment Notes.

           ERISA:  Means the Employee Retirement Income Security Act of 1974, as
           -----
     amended from time to time, or any successor federal statute.

           Escrow Account:  With respect to the Certificates of any class, has
           --------------
     the meaning specified in Section 2.02(b).
                              ---------------

           Escrowed Funds:  With respect to the Trusts of any class, has the
           --------------
     meaning specified in Section 2.02(b).
                          ---------------

           Event of Default:  Means an Indenture Default under any Indenture
           ----------------
     pursuant to which United Equipment Notes, AFE Notes or 747 Leased Equipment Notes were issued.

           Exchange Act: Means the United States Securities Exchange Act of
           ------------
     1934, as amended from time to time, or any successor thereto.

           Financing Documents: Means (i) with respect to a Leased Equipment
           -------------------
     Note, the related Participation Agreement, Equipment Note Indenture and Lease, (ii) with respect to a United Equipment Note, the related Participation Agreement and Equipment Note Indenture, (iii) with respect to an AFE Note, the AFE Note Purchase Agreement, AFE Note Indenture and each Confirmation and (iv) with respect to a 747 Leased Equipment Note, the related Participation Agreement, Equipment Note Indenture and Lease.

           Fractional Cumulative Interest:  Means, with respect to any
           ------------------------------
     outstanding Certificate of a class, the principal amount of such Certificate divided by the aggregate principal amount of all Certificates of such class issued pursuant to all Trust Supplements creating Trusts of such class.

           Fractional Undivided Interest:  Means the fractional undivided
           -----------------------------
     interest in a Trust that is evidenced by a Certificate relating to such Trust.

           Global Certificates: Means, with respect to Certificates of any
           -------------------
     class, certificates representing the Book-Entry Certificates of such class delivered to and held by a Clearing Agency or its nominee.

           Indenture:  Means any Equipment Note Indenture or any AFE Note
           ---------
     Indenture.

           Indenture Default:  With respect to any Indenture, means any
           -----------------
     Indenture Event of Default (as such term is defined in such Indenture).

           Indenture Trustee:  With respect to any Equipment Note or AFE Note or
           -----------------
     the Indenture applicable thereto, means the bank or trust company designated as indenture trustee under such Indenture, together with any successor to such Indenture Trustee appointed pursuant thereto.

           Initial Regular Distribution Date:  With respect to the Certificates
           ---------------------------------
     of any class, means the first Regular Distribution Date on which a Scheduled Payment is to be made.

           Institutional Accredited Investor:  Means an institutional investor
           ---------------------------------
     that is an "accredited investor" within the meaning set forth in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

           Intercreditor Agreement:  Means the Intercreditor Agreement, dated as
           -----------------------
     of the date hereof, between State Street Bank and Trust Company of Connecticut, National Association, as Trustee, Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider, and State Street Bank and Trust Company of Connecticut, National Association, as Subordination Agent thereunder, as amended, supplemented or otherwise modified from time to time in accordance with its terms.

           Issuance Date:  With respect to the Certificates of a Trust of any
           -------------
     class, means the date of the original issuance of such Certificates.

           Lease:  Means, with respect to each Leased Aircraft, the lease
           -----
     between an Owner Trustee, as the lessor, and the Company, as the lessee, referred to in the related Indenture, as such lease may be amended, supplemented or otherwise modified in accordance with its terms.

           Leased Aircraft:  Means each of the six Boeing 757-222 aircraft and
           ---------------
     one Boeing 747-422 aircraft bearing aircraft registration numbers N567UA, N568UA, N569UA, N570UA, N 571UA, N572UA and N171UA, respectively, including the engines therefor, that have been leased to the Company pursuant to the related Lease.

           Leased Equipment Notes:  Means the notes, certificates or instruments
           ----------------------
     issued pursuant to the Indentures in respect of the Leased Aircraft, collectively, and in each case, any Leased Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of such Indentures.

           Letter of Representations:  Means, with respect to the  Certificates
           -------------------------
     of any class, an agreement between the Company, the Trustee and the initial Clearing Agency substantially in the form attached as an Exhibit to the related Trust Supplement, as such letter may be modified or supplemented, or any successor letter thereto.

           Liquidity Facility:  Has the meaning specified in the Intercreditor
           ------------------
     Agreement.

           Liquidity Provider:  Has the meaning specified in the Intercreditor
           ------------------
     Agreement.

           Make-Whole Amount:  Has the meaning specified therefor in the
           -----------------
     applicable Indenture or Indentures.

           Moody's: Means Moody's Investors Service, Inc.
           -------

           Note: Means any AFE Note, any United Equipment Note, any 747 Leased
           ----
     Equipment Note or any Leased Equipment Note; and Notes means all the AFE
                                                      -----
     Notes, the United Equipment Notes, the 747 Leased Equipment Notes and the Leased Equipment Notes.

           Note Documents: With respect to the Certificates of any class, the
           --------------
     Trust Owned Notes related to such Certificates and, with respect to such Trust Owned Notes, the related Financing Documents.

           Note Purchase Agreements:  Means, collectively, the AFE Note Purchase
           ------------------------
     Agreement, the United Equipment Note Purchase Agreement and the 747 Leased Equipment Note Purchase Agreement.

           Officer's Certificate:  Means a certificate signed, (a) in the case
           ---------------------
     of the Company, by the Chairman of the Board of Directors, the President, any Vice President, the Secretary or the Treasurer, or (b) in the case of an Owner Trustee, an Indenture Trustee or the AFE Trustee, a Responsible Officer of such Owner Trustee, such Indenture Trustee or the AFE Trustee, as the case may be.

           Opinion of Counsel:  Means a written opinion of legal counsel who (a)
           ------------------
     in the case of counsel for the Company may be (i) an attorney of the Company, (ii) Vedder, Price, Kaufman & Kammholz, (iii) Mayer, Brown & Platt or (iv) such other counsel designated by the Company and reasonably acceptable to the Trustee and (b) in the case of counsel for any Owner Trustee, any Indenture Trustee or the AFE Trustee may be such counsel as may be designated by any of them whether or not such counsel is an employee of any of them, and who shall be reasonably acceptable to the Trustee.

          Outstanding:  With respect to Certificates of any class, means, as of
          -----------
     the date of determination, all Certificates of such class theretofore authenticated and delivered under this Agreement, except:

            (1) Certificates of such class theretofore canceled by the Registrar or delivered to the Trustee or the Registrar for cancellation;

            (2) All of the Certificates of such class if money in the full amount required to make the final distribution with respect to such class pursuant to Section 11.01 has been theretofore deposited with
                            -------------
          the Trustee in trust for the Holders of the Certificates of such class as provided in Section 4.01 pending distribution of such money to such
                         ------------
          Certificateholders pursuant to such final distribution payment; and

            (3) Certificates of such class in exchange for or in lieu of which other Certificates of such class have been authenticated and delivered pursuant to this Basic Agreement.

          Owned Aircraft:  Means each of the six Airbus 320-232 aircraft, one
          --------------
     Boeing 757-222 aircraft, two Boeing 767-322 aircraft and four Boeing 777-222 aircraft bearing aircraft registration numbers N454UA, N455UA, N456UA, N457UA, N458UA, N459UA, N596UA, N673UA, N674UA, N207UA, N208UA, N209UA, and
     N210UA, respectively, owned by United.

           Owner Participant:  With respect to any Leased Equipment Note or 747
           -----------------
     Leased Equipment Note, means the "Owner Participant" as referred to in the Indenture pursuant to which such Leased Equipment Note or such 747 Leased Equipment Note is issued and any permitted successor or assign of such Owner Participant; and Owner Participants at any time of determination
                            ------------------
     means all of the Owner Participants thus referred to in the Indentures.

           Owner Trustee:  With respect to any Leased Equipment Note or 747
           -------------
     Leased Equipment Note, means the "Owner Trustee," as referred to in the Indenture pursuant to which such Leased Equipment Note or such 747 Leased Equipment Note is issued, not in its individual capacity but solely as trustee; and Owner Trustees means all of the Owner Trustees party to any of
                  --------------
     the Indentures.

           Participation Agreement:  With respect to any Aircraft, means the
           -----------------------
     Participation Agreement referred to in the related Indenture.

           Paying Agent:  With respect to the Certificates of any class, means
           ------------
     the paying agent maintained and appointed for the Certificates of such class pursuant to Section 7.12.
                       ------------

           Permitted Investments:  Means any United States dollar denominated
           ---------------------
     investment that, at the time it is delivered to the Trustee, is:

           (4) any U.S. money market fund with a credit rating of not less than "Aaa" or "AAAm" by Moody's and S&P, respectively; or

           (5) one or more of the following obligations or securities: (i) obligations of the United States or agencies or instrumentalities of the United States the payment of which is backed by the full faith and credit of the United States; (ii) demand and time deposits in, certificates of deposit of, or bankers' acceptances issued by, any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities so long as the commercial paper and/or the debt obligations of such depository institution or trust company (or, in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment have a credit rating of "Aaa" and "AAA", in the case of long-term debt obligations, or "P-1" and "A-1+", in the case of commercial paper and short-term debt obligations, by Moody's and S&P, respectively and that, in the case of banker's acceptances, have a maturity of not more than 183 days from their date of issuances; provided that in the case of commercial paper and short-term
                --------
     debt obligations with a maturity of longer than 91 days, the issuer thereof must also have at the time of such investment a long-term credit rating of "Aaa" and "AAA" by Moody's and S&P, respectively; (iii) unleveraged repurchase obligations having a maturity of not more than 183 days from their date of issuance with respect to (a) any security described in clause
     (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii) above or entered into with a corporation (acting as principal) whose long-term rating is "Aaa" and "AAA", or whose short-term credit rating is "P-1" and "A-1+" by Moody's and S&P, respectively at the time of such investment; provided that if such repurchase obligation
                                  --------
     has a maturity of longer than 91 days, the obligor thereunder must also have at the time of such investment a long-term credit rating of "Aaa" and "AAA" by Moody's and S&P, respectively; provided, further, that the value
                                             --------  -------
     of the securities transferred by the obligor under any such repurchase agreement must equal or exceed the proceeds received by the obligor; (iv) registered debt securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that have a credit rating of "Aaa" and "AAA" or "P-1" and "A-1+" by Moody's and S&P, respectively, at the time of such investment or contractual commitment providing for such investment; (v) commercial paper or other short-term debt obligations of a corporation, partnership, limited liability company or trust, or any branch or agency thereof, organized, incorporated or otherwise located in the United States or any of its territories, such commercial paper or other short-term obligations having at the time of such investment a credit rating of "P-1" and "A-1+" by Moody's and S&P, respectively, and that are in any case either are interest bearing or are sold at a discount from the face amount thereof and have a maturity of not more than 183 days from their date of issuance; provided that if such debt security has a maturity of longer than 91 days,
     --------
     the issuer thereof must also have at the time of such investment a long-term credit rating of "Aaa" and "AAA" by Moody's and S&P, respectively; and
     (vi) a reinvestment agreement issued by any bank (if treated as a deposit by such bank), or a registered reinvestment agreement issued by any insurance company or other corporation or entity, in each case that has a credit rating of not less than "P-1" and "A-1+" by Moody's and S&P, respectively; provided, that if such security has a maturity of longer than 91 days, the issuer thereof must also have at the time of such investment a long-term credit rating of not less than "Aaa" and "AAA" by Moody's and S&P, respectively; and, with respect to the Permitted Investments listed in subparagraph (b) above: mature (giving effect to any applicable grace period) in not more than such time as is required for the distribution of any funds on a Regular Distribution Date or Special Distribution Date, as applicable; provided, however, that Permitted Investments listed in subparagraph (b)
     --------  -------
     shall not include any interest-only security, any security purchased at a price in excess of 100% of par, any security that is subject to withholding or similar taxes or any security whose repayment is subject to substantial non-credit related risk as reasonably determined by the applicable trustee; and provided, further, that the maturity of an investment listed in
         --------  -------
     subparagraph (b) shall be the date on which the holder of such a security may put the security to the issuer thereof for redemption if each put is either to the issuer of such security or to another entity rated at least "P-1" and "A-1+" by Moody's and S&P, respectively. Permitted Investments may include, without limitation, those investments for which the Trustee or an Affiliate of the Trustee provides services, and the Trustee is hereby authorized in making or disposing of any Permitted Investments to deal with itself (in its individual capacity) or with any one or more of its Affiliates, whether it or such Affiliates are acting as an agent of the Trustee or for any other Person or dealing as principal for its own account.

           Person:  Means any person, including any individual, corporation,
           ------
     partnership, limited liability company, joint venture, association, joint-stock company, trust, trustee, unincorporated organization, or government or any agency or political subdivision thereof.

           Pool Balance:  With respect to the Certificates issued pursuant to
           ------------
     the Trusts of the same class, means, as of any date, (i) the original aggregate face amount of the Certificates of such class less (ii) the aggregate amount of all payments made in respect of such Certificates of such class other than payments made in respect of interest or Additional Payments thereon or reimbursement of any costs or expenses incurred in connection therewith. The Pool Balance as of any Distribution Date, with respect to the Certificates of such Trusts, shall be computed after giving effect to the payment of principal, if any, on the Trust Owned Notes or other Trust Property held in such Trusts and the distribution thereof to be made on such Distribution Date.

           Pool Factor:  With respect to the Certificates issued pursuant to the
           -----------
     Trusts of the same class, means, as of any date, the quotient (rounded to the seventh decimal place) computed by dividing (i) the Pool Balance of such class as at such date by (ii) the original aggregate face amount of the Certificates of such Trusts. The Pool Factor as of any Distribution Date, with respect to such Trusts, shall be computed after giving effect to the payment of principal, if any, on the Trust Owned Notes or other Trust Property held in such Trusts and the distribution thereof to be made on such Distribution Date.

           Postponed Notes:  Means the Trust Owned Notes to be held in the Trust
           ---------------
     as to which a Postponement Notice shall have been delivered pursuant to
     Section 2.02(b).
     ---------------

           Postponement Notice:  Means, with respect to any Trust or the related
           -------------------
     class of Certificates, an Officer's Certificate of the Company (1) requesting that the Trustee temporarily postpone the purchase of the related Trust Owned Notes to a date which is later than the Issuance Date of such class of Certificates, (2) identifying the amount of the purchase price of each such Trust Owned Note and the aggregate purchase price for all such Trust Owned Notes, (3) setting forth the reasons for such postponement and (4) with respect to each such Trust Owned Note, either (a) setting or resetting a new Transfer Date (which shall be on or prior to the applicable Cut-off Date) for payment by the Trustee of such purchase price and issuance of the related Note, or (b) indicating that such new Transfer Date (which shall be on or prior to the applicable Cut-off Date) shall be set by subsequent written notice not less than one Business Day prior to such new Transfer Date.

           Private Placement Legend:  Has the meaning specified in Section
           ------------------------                                -------
     3.02(a).
     -------

           QIB:  Means a "qualified institutional buyer" as defined in Rule
           ---
     144A.

           Record Date:  With respect to any Trust or the related class of
           -----------
     Certificates, means (i) for Scheduled Payments to be distributed on any Regular Distribution Date, other than the final distribution, with respect to such class of Certificates, the 15th day (whether or not a Business Day) preceding such Regular Distribution Date, and (ii) for Special Payments to be distributed on any Special Distribution Date, other than the final distribution, with respect to such class of Certificates, the 15th day (whether or not a Business Day) preceding such Special Distribution Date.

           Register and Registrar:  With respect to the Certificates of any
           ----------------------
     class, means the register maintained and the registrar appointed for such class pursuant to Sections 3.04 and 7.12.
                       -------------     ----

           Regular Distribution Date:  With respect to distributions of
           -------------------------
     Scheduled Payments in respect of any class of Certificates, means each date designated as a Regular Distribution Date in this Agreement; provided,
                                                                  --------
     however, that, if any such day shall not be a Business Day, the related
     -------
     distribution shall be made on the next Business Day together with additional interest accrued to such next Business Day at the rate applicable to such class of Certificates.

           Responsible Officer:  With respect to any Trustee, any Indenture
           -------------------
     Trustee, any Owner Trustee and the AFE Trustee means any officer in the Corporate Trust Department of the Trustee, Indenture Trustee, Owner Trustee or the AFE Trustee or any other officer customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject.

           Rule 144A:  Means Rule 144A under the Securities Act and any
           ---------
     successor rule thereto.

           S&P: Means Standard & Poor's Ratings Services, a Division of The
           ---
     McGraw-Hill Companies, Inc.

           Scheduled Payment:  With respect to any Trust Owned Note, means (i)
           -----------------
     any payment of principal or interest on such Trust Owned Note (other than any such payment that is not in fact received by the Subordination Agent within five days of the date on which such payment is scheduled to be made) due from the obligor thereon, which payment represents the installment of principal on such Trust Owned Note at the stated maturity of such installment of principal, the payment of, or in respect of, regularly scheduled interest (including as a result of a payment pursuant to a Confirmation) accrued on the unpaid principal amount of such Trust Owned Note, or both, or (ii) any payment of interest on the corresponding class of Certificate with funds drawn under the Liquidity Facility for such class; provided, however, that any payment of principal, Additional Payment
            --------  -------
     or interest (including as a result of a payment pursuant to a Confirmation) resulting from the redemption or purchase of any Trust Owned Note shall not constitute a Scheduled Payment.

           SEC:  Means the Securities and Exchange Commission, as from time to
           ---
     time constituted or created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

           Securities Act:  Means the United States Securities Act of 1933, as
           --------------
     amended from time to time, or any successor thereto.

           Special Distribution Date:  With respect to the Certificates of any
           -------------------------
     class, means each date on which a Special Payment is to be distributed as specified in this Agreement; provided, however, that, if any such day shall
                                  --------  -------
     not be a Business Day, the related distribution shall be made on the next Business Day together with additional interest accrued to such next Business Day at the rate applicable to such class of Certificates.

           Special Payment:  With respect to the Certificates of any class,
           ---------------
     means (i) any payment (other than a Scheduled Payment) in respect of, or any proceeds of, any Trust Owned Note (including as a result of a payment pursuant to a Confirmation) or Trust Indenture Estate (as defined in each Indenture), (ii) the amounts required to be distributed pursuant to the last paragraph of Section 2.02(b) or (iii) the amounts required to be
                       ---------------
     distributed pursuant to the penultimate paragraph of Section 2.02(b).
                                                          ---------------

           Special Payments Account:  With respect to the Certificates of any
           ------------------------
     class, means the account or accounts created and maintained for such class pursuant to Section 4.01(b).
                 ---------------

           Specified Investments:  With respect to any Trust, means, unless
           ---------------------
     otherwise specified in the related Trust Supplement, each of (i) obligations of, or guaranteed by, the United States Government or agencies thereof, (ii) open market commercial paper of any corporation incorporated under the laws of the United States of America or any State thereof rated at least P-1 or its equivalent by Moody's Investors Service, Inc. or at least A-1 or its equivalent by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., (iii) certificates of deposit issued by commercial banks organized under the laws of the United States or of any political subdivision thereof having a combined capital and surplus in excess of $500,000,000 which banks or their holding companies have a rating of A or its equivalent by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.; provided, however, that the aggregate amount at any one
                      -------- -------
     time so invested in certificates of deposit issued by any one bank shall not exceed 5% of such bank's capital and surplus, (iv) U.S. dollar denominated offshore certificates of deposit issued by, or offshore time deposits with, any commercial bank described in clause (iii) or any
                                                     ------------
     subsidiary thereof and (v) repurchase agreements with any financial institution having combined capital and surplus of at least $500,000,000 with any of the obligations described in clauses (i) through (iv) as
                                              -----------         ----
     collateral; and, provided further, that if all of the above investments
                      -------- -------
      unavailable, the entire amount to be invested may be used to purchase federal funds from an entity described in clause (iii) above. All
                                                ------------
      Specified Investments held by the Trustee pursuant to Section 2.02(b)
                                                            ---------------
      shall either be (a) registered in the name of, payable to the order of, or specially endorsed to the Trustee, or (b) held in an Eligible Account.

           Subordination Agent:  Has the meaning specified therefor in the
           -------------------
     Intercreditor Agreement.

           Transfer Date:  Has the meaning assigned to the term Closing Date in
           -------------
     the Note Purchase Agreements or, alternatively, means the date specified in a Postponement Notice on which the Postponed Notes specified therein will be purchased by the applicable Trust.

           Triggering Event:  Has the meaning specified therefor in the
           ----------------
     Intercreditor Agreement.

           Trust:  With respect to the Certificates of any class, means any
           -----
     trust of such class under this Agreement.

           Trustee:  Means State Street Bank and Trust Company of Connecticut,
           -------
     National Association, or its successor-in-interest, and any successor or other trustee appointed as provided in the Agreements; provided, however,
                                                            --------  -------
     that if the same institution is not acting as Trustee in respect of all classes of Certificates, the phrase "the Trustee" shall, unless the context otherwise requires, mean, as to any Class of Certificates, the institution acting as the Trustee in respect of such class.

           Trust Indenture Act:  Except as otherwise provided in Section 9.06,
           -------------------                                   ------------
     means the United States Trust Indenture Act of 1939 as in force at the date as of which this Basic Agreement was executed.

           Trust Owned Note:  Means any AFE Note, any United Equipment Note or
           ----------------
     any 747 Leased Equipment Note held by the Trustee on behalf of a Trust; and Trust Owned Notes means all the AFE Notes, the United Equipment Notes the
     -----------------
     747 Leased Equipment Notes held by the Trustee in respect of all of the Trusts.

           Trust Property:  With respect to any Trust, means (i) the Trust Owned
           --------------
     Notes held as the property of such Trust, all monies at any time paid thereon and all monies due and to become due thereunder, (ii) funds from time to time deposited in the related Escrow Account, the related Certificate Account and the related Special Payments Account, (iii) all rights of such Trust and the Trustee, on behalf of such Trust, under the Intercreditor Agreement and the Note Purchase Agreements, including all rights to receive certain payments thereunder and all monies paid to such Trustee on behalf of such Trust pursuant to the Intercreditor Agreement or the Note Purchase Agreements and (iv) for the Trusts relating to the Class A-1 Certificates, the Class A-2 Certificates and the Class B Certificates, all monies receivable by the Subordination Agent under the Liquidity Facilities for such Trusts.

           Trust Supplement:  Means an agreement supplemental hereto pursuant to
           ----------------
     which (i) a separate Trust is created for the benefit of the Holders of the Certificates of a class, (ii) the issuance of the Certificates of such class representing fractional undivided interests in such Trust is authorized and (iii) the terms of the Certificates of such class are established.

           Trustee's Lien:  Has the meaning specified in Section 7.18.
           --------------                                ------------

           United Equipment Note Purchase Agreement:  Means the Note Purchase
           ----------------------------------------
     Agreement, relating to the United Equipment Notes in respect of the Owned Aircraft, dated as of July 31, 2000, between the Company, the Subordination Agent, the Indenture Trustee and the Trustee.

           United Equipment Notes:  Means the notes, certificates or instruments
           -----------------------
     issued pursuant to the Indentures in respect of the Owned Aircraft, collectively, and in each case, any United Equipment Notes issued in exchange therefor or replacement thereof pursuant to the terms of such Indentures.

     Section 1.02    Compliance Certificates and Opinions.  Upon any application
                     ------------------------------------
or request (except with respect to matters set forth in Article II) by the
                                                        -----------
Company, any Owner Trustee, the AFE Trustee or any Indenture Trustee to the Trustee to take any action under any provision of this Basic Agreement or, in respect of the Certificates of any class, this Agreement, the Trustee may request that the Company, such Owner Trustee, such Indenture Trustee or the AFE Trustee as the case may be, furnish to the Trustee (i) an Officer's Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Basic Agreement or this Agreement relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Basic Agreement or this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Basic Agreement or, in respect of the Certificates of any class, this Agreement (other than a certificate provided pursuant to Section 8.04(d)) or any Trust Supplement shall include:
            ---------------

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions in this Basic Agreement or this Agreement relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

     Section 1.03    Form of Documents Delivered to Trustee.  In any case where
                     --------------------------------------
several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters and any such Person may certify or give an opinion as to such matters in one or several documents.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Basic Agreement or, in respect of the Certificates of any class, this Agreement, they may, but need not, be consolidated and form one instrument.

     Section 1.04  Directions of Certificateholders.  (a) Any direction,
                   --------------------------------
consent, request, demand, authorization, notice, waiver or other action provided by this Agreement in respect of the Certificates of any class to be given or taken by Certificateholders (a "Direction") may be embodied in and evidenced by
                                ---------
one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent or proxy duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required pursuant to this Agreement, to the Company, the AFE Trustee or any Indenture Trustee. Proof of execution of any such instrument or of a writing appointing any such agent or proxy shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Company and any Indenture Trustee, if made in the manner provided in this Section 1.04.
        ------------

             (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or such other officer and where such execution is by an officer of a corporation or association or a member of a partnership, on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

             (c) In determining whether the Certificateholders of the requisite Fractional Cumulative Interests of Certificates of any class Outstanding have given any Direction under this Agreement, Certificates owned by the Company or any Affiliate thereof shall be disregarded and deemed not to be Outstanding for purposes of any such determination. In determining whether the Trustee shall be protected in relying upon any such Direction, only Certificates which the Trustee knows to be so owned shall be so disregarded. Notwithstanding the foregoing, (i) if any such Person owns 100% of the Certificates of any class Outstanding, such Certificates shall not be so disregarded, and (ii) if any amount of Certificates of such class so owned by any such Person have been pledged in good faith, such Certificates shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Company or any Affiliate thereof.

             (d) The Company may at its option, by delivery of an Officer's Certificate to the Trustee, set a record date to determine the Certificateholders in respect of the Certificates of any class entitled to give any Direction. Notwithstanding Section 316(c) of the Trust Indenture Act, such record date shall be the record date specified in such Officer's Certificate, which shall be a date not more than 30 days prior to the first solicitation of Certificateholders of the applicable class in connection therewith. If such a record date is fixed, such Direction may be given before or after such record date, but only the Certificateholders of record of the applicable class at the close of business on such record date shall be deemed to be Certificateholders for the purposes of determining whether

Certificateholders of the requisite proportion of outstanding Certificates of such class have authorized or agreed or consented to such Direction, and for that purpose the Outstanding Certificates of such class shall be computed as of such record date. No such Direction by the Certificateholders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Basic Agreement not later than one year after such record date.

             (e) Any Direction by the Holder of any Certificate shall bind the Holder of every Certificate issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such Direction is made upon such Certificate.

             (f)  Except as otherwise provided in Section 1.04(c), Certificates
                                                  ---------------
of any class owned by or pledged to any Person shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority or distinction as among all of the Certificates of such class.


                                  ARTICLE II

                      ORIGINAL ISSUANCE OF CERTIFICATES;
                       ACQUISITION OF TRUST OWNED NOTES

     Section 2.01  Amount Unlimited; Issuable in Classes.  (a)  The aggregate
                   -------------------------------------
principal amount of Certificates which may be authenticated and delivered under this Basic Agreement is unlimited. The Certificates may be issued from time to time in one or more classes and shall be designated generally as the "Pass Through Certificates," with such further designations added or incorporated in such title for the Certificates of each class as specified in the related Trust Supplement. Each Certificate shall bear upon its face the designation so selected for the class to which it belongs. All Certificates of the same class shall be substantially identical except that the Certificates of a class may differ as to denomination and as may otherwise be provided in the Trust Supplement establishing the Certificates of such class. Each class of Certificates issued pursuant to this Agreement shall evidence fractional undivided interests in the related Trust and Fractional Cumulative Interests in all Trusts of such class and shall have no rights, benefits or interests in respect of any Trust of any other class or the Trust Property held therein. All Certificates of the same class shall be in all respects equally and ratably entitled to the benefits of this Agreement without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement.

             (b) The following matters shall be established with respect to the Certificates of each class issued hereunder by a Trust Supplement executed and delivered by and between the Company and the Trustee:

             (i) the formation of the Trust as to which the Certificates of such class represent fractional undivided interests and its class designation (which designation shall distinguish such Trust from each other Trust of any other class created under this Basic Agreement and a Trust Supplement);

             (ii) the specific title of the Certificates of such class (which title shall distinguish the Certificates of such class from each other class of Certificates created under this Basic Agreement and a Trust Supplement);

             (iii) any limit upon the aggregate principal amount of the Certificates of such class which may be authenticated and delivered (which limit shall not pertain to Certificates authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates of the class pursuant to Sections 3.04,
                                                               -------------
          3.07 and 3.10);
          ----     ----

             (iv) the Cut-off Date with respect to the Certificates of such class;

             (v) the Regular Distribution Dates applicable to the Certificates of such class;

             (vi) the Special Distribution Dates applicable to the Certificates of such class and the related Trust;

             (vii)  if other than as provided in Section 7.12(b), the Registrar
                                                ---------------
          or the Paying Agent for the Certificates of such class, including any Co-Registrar or additional Paying Agent;

             (viii) if other than as provided in Section 3.01, the denominations
                                                 ------------
          in which the Certificates of such class shall be issuable;

             (ix) the specific form of the Certificates of such class (including the interest rate applicable thereto) and whether or not Certificates of such class are to be issued as Global Certificates and, if such Certificates are to be Global Certificates, the form of Letter of Representations (or, in the case of any Certificates denominated or payable in a currency other than United States dollars and if other than as provided in Section 3.05, whether and the circumstances under which beneficial owners of interests represented by such Global Certificates may exchange such Global Certificates for Definitive Certificates of such class and of like tenor of any authorized form and denomination);

             (x) a description of the Trust Owned Notes to be acquired and held in the related Trust and of the related Aircraft and the other Note Documents;

             (xi) provisions with respect to the terms for which the definitions set forth in Article I permit or require further
                                   ---------
          specification in the related Trust Supplement;

             (xii)  any restrictions (including legends) in respect of ERISA;

             (xiii) the acceptance of appointment by the institution named to act as trustee with respect to such trust, if different from the institution executing this Basic Agreement or its successor;

             (xiv) whether such class will have the benefit of Liquidity Facilities and, if so, any terms appropriate thereto; and

             (xv) any other terms of the Certificates of such class (which terms shall not be inconsistent with the provisions of the Trust Indenture Act), including any terms which may be required or advisable under United States laws or regulations or advisable in connection with the marketing of Certificates of the class.

          (c) At any time and from time to time after the execution and delivery of this Basic Agreement and a Trust Supplement forming a Trust and establishing the terms of Certificates of a class, Certificates of such class shall be executed, authenticated and delivered by the Trustee to the Person or Persons specified by the Company upon request of the Company and upon satisfaction of any conditions precedent set forth in such Trust Supplement.

     Section 2.02    Issuance of Certificates; Acquisition of Trust Owned Notes.
                     ----------------------------------------------------------
(a) Unless otherwise specified in the related Trust Supplement, the Trustee is hereby directed to execute and deliver the Intercreditor Agreement and the Note Purchase Agreements on or prior to the Issuance Date of the Certificates of a class, each in the form delivered to the Trustee by the Company, and is hereby directed to and shall, subject to the respective terms thereof, perform its obligations thereunder. Upon request of the Company and the satisfaction of the closing conditions specified in the Note Purchase Agreements, the Trustee shall execute, deliver and authenticate such Certificates equaling in the aggregate the aggregate principal amount of the Trust Owned Notes to be purchased by the Trustee pursuant to the Note Purchase Agreements on the Transfer Date, and evidencing the entire ownership interest in the related Trust. The Trustee shall issue and sell such Certificates, in authorized denominations and in such Fractional Undivided Interests, so as to result in the receipt by the Trustee of consideration in an amount equal to the aggregate principal amount of such Trust Owned Notes and, concurrently therewith, the Trustee shall purchase, pursuant to the terms and conditions of the Note Purchase Agreements, the Trust Owned Notes to be purchased thereunder at a purchase price equal to the amount of such consideration so received. Except as provided in Sections 3.04 and 3.07, the
                                                  -------------     ----
Trustee shall not execute, authenticate or deliver Certificates of any class in excess of the aggregate amount specified in this Section 2.02(a). The
                                                 ---------------
provisions of this Section 2.02(a) are subject to the provisions of Section
                   ---------------                                  -------
2.02(b) below.
-------

             (b) On or prior to the Issuance Date with respect to a class of Certificates, the Company may deliver to the Trustee a Postponement Notice relating to one or more Postponed Notes, which Postponement Notice may be given by the Company only if one or more conditions to the purchase of such Postponed Notes by the Trustee shall not have been satisfied or waived pursuant to the Note Purchase Agreements. The Trustee shall postpone the purchase of the Postponed Notes from the consideration received from the sale of such Certificates and shall promptly deposit funds in an amount equal to the purchase price of such Postponed Notes (the "Escrowed Funds") into an escrow
                                             --------------
account (the "Escrow Account") with the Trustee to be maintained as a part of
              --------------
the related Trust. The Escrowed Funds so deposited shall be invested by the Trustee at the direction and risk of, and for the benefit of, the Company in Specified Investments (i) maturing no later than any scheduled Transfer Date relating to the Postponed Notes or (ii) if no such Transfer Date has been scheduled, maturing on the next Business Day, or (iii) if the Company has given notice to the Trustee that any Postponed Notes shall not be issued or be available for purchase, with respect to the portion of the Escrowed Funds relating to such Postponed Notes, maturing on the next applicable Special Distribution Date, if such investments are reasonably available for purchase. The Trustee shall make withdrawals from the Escrow Account only as provided in this Agreement. Upon request of the Company on one or more occasions and the satisfaction or waiver of the closing conditions specified in the Note Purchase Agreements on or prior to the Cut-off Date, the Trustee shall purchase the applicable Postponed Notes with the Escrowed Funds withdrawn from the Escrow Account. The purchase price shall equal the principal amount of such Postponed Notes.

          The Trustee shall hold all Specified Investments until the maturity thereof and shall not sell or otherwise transfer Specified Investments. If Specified Investments held in an Escrow Account mature prior to any applicable Transfer Date, any proceeds received on the maturity of such Specified Investments (other than any earnings thereon) shall be reinvested by the Trustee at the direction and risk of, and for the benefit of, the Company in Specified Investments maturing as provided in the preceding paragraph.

          On the Initial Regular Distribution Date in respect of the Certificates of any class, the Company shall pay (in immediately available funds) to the Trustee an amount equal to (i) the sum of (A) the interest that would have accrued on any Postponed Notes purchased on or prior to the Initial Regular Distribution Date if such Postponed Notes had been purchased on the Issuance Date, from and including the Issuance Date to but excluding the date of such purchase and (B) the interest that would have accrued on any Postponed Notes not purchased on or prior to the Initial Regular Distribution Date (other than any Postponed Notes for which a Special Distribution Date specified in the next paragraph has occurred on or prior to the Initial Regular Distribution
Date) if such Postponed Notes had been purchased on the Issuance Date, from and including the Issuance Date to but excluding the Initial Regular Distribution Date, minus (ii) the earnings on Specified Investments received by the Trustee from and including the later of the Issuance Date or the date preceding the Initial Regular Distribution Date on which an amount has been paid pursuant to the next paragraph to but excluding the Initial Regular Distribution Date. On the second Regular Distribution Date, the Company shall pay (in immediately available funds) to the Trustee an amount equal to (i) the interest that would have accrued on any Postponed Notes purchased after the Initial Regular Distribution Date and on or prior to the Cut-off Date if such Postponed Notes had been purchased on the Initial Regular Distribution Date, from and including the Initial Regular Distribution Date to but excluding the date of such purchase, minus (ii) the earnings on Specified Investments received by the Trustee from and including the later of the Initial Regular Distribution

Date or the date preceding the second Regular Distribution Date on which an amount has been paid pursuant to either of the next two paragraphs to but excluding the second Regular Distribution Date. The Company shall pay to the Trustee for deposit to the relevant Escrow Account an amount equal to any losses on such Specified Investments as incurred.

          If, in respect of the Certificates of any class, the Company notifies the Trustee prior to the Cut-off Date that any Postponed Notes shall not be issued or be available for purchase on or prior to the Cut-off Date for any reason, on the next Special Distribution Date for such Certificates occurring more than 20 days following the date of such notice (i) the Company shall pay to the Trustee for deposit in the related Special Payments Account, in immediately available funds, an amount equal to the interest that would have accrued on the Postponed Notes designated in such notice at a rate equal to the interest rate applicable to such Certificates from and including the Issuance Date (if such Special Distribution Date shall occur on or prior to the Initial Regular Distribution Date) or the Initial Regular Distribution Date (if such Special Distribution Date occurs after the Initial Regular Distribution Date) to but excluding such Special Distribution Date and (ii) the Trustee shall transfer an amount equal to that amount of Escrowed Funds that would have been used to purchase the Postponed Notes designated in such notice plus the amount paid by the Company pursuant to the preceding clause (i) to the related Special Payments
                                      ----------
Account for distribution as a Special Payment in accordance with the provisions hereof.

          If, on the Cut-off Date, an amount equal to less than all of the Escrowed Funds (other than Escrowed Funds referred to in the preceding paragraph) has been used to purchase Postponed Notes, on the next Special Distribution Date occurring more than 20 days following the Cut-off Date (i) the Company shall pay to the Trustee for deposit in the Special Payments Account, in immediately available funds, an amount equal to the interest that would have accrued on the Postponed Notes originally contemplated to be purchased with such unused Escrowed Funds (other than Escrowed Funds referred to in the preceding paragraph) but not so purchased at a rate equal to the interest rate applicable to the Certificates from and including the Initial Regular Distribution Date to but excluding such Special Distribution Date and (ii) the Trustee shall transfer such unused Escrowed Funds and the amount paid by the Company pursuant to the preceding clause (i) to such Special Payments Account for distribution as a
          ----------
Special Payment in accordance with the provisions hereof.

     Section 2.03    Acceptance by Trustee.  The Trustee, upon the execution and
                     ---------------------
delivery of a Trust Supplement creating a Trust and issuing a class of Certificates, acknowledges its acceptance of all right, title and interest in and to the Trust Owned Notes acquired pursuant to Section 2.02 and the Note
                                                  ------------
Purchase Agreements and declares that the Trustee holds and shall hold such right, title and interest, together with all other property constituting the Trust Property of such Trust, for the benefit of all then present and future Certificateholders of such class, upon the trusts herein and in such Trust Supplement set forth. Subject to Section 7.14, the Trustee shall take all
                                  ------------
actions reasonably necessary to effect the registration of all such Trust Owned Notes in the name of the Subordination Agent. By its payment for and acceptance of each Certificate of such class issued to it under this Agreement, each initial Certificateholder of such class as grantor of such Trust thereby joins in the creation and declaration of such Trust and grants to the Trustee the powers conferred by this Agreement.

     Section 2.04    Limitation of Powers.  Each Trust is constituted solely for
                     --------------------
the purpose of making the investment in the Trust Owned Notes provided for in the related Trust Supplement, and, except as set forth herein or in this Agreement, the Trustee shall not be authorized or empowered to acquire any other investments or engage in any other activities and, in particular, the Trustee shall not be authorized or empowered to do anything that would cause such Trust to fail to qualify as a "grantor trust" for federal income tax purposes (including as subject to this restriction, acquiring any Aircraft (as defined in the respective related Indentures) by bidding such Trust Owned Notes or otherwise, or taking any action with respect to any such Aircraft once acquired).

                                  ARTICLE III

                      THE CERTIFICATES

     Section 3.01    Form, Denomination and Execution of Certificates.  Each
                     ------------------------------------------------
Certificate shall represent a fractional undivided interest in a Trust. The Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates, the Class C-1 Certificates, the Class C-2 Certificates and the Class D Certificates (if any are issued), shall be issued in fully registered form without coupons and shall be substantially in the forms attached as exhibits to the related Trust Supplements, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution of the Certificates. Any portion of the text of any Certificate may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Certificate.

     Except as provided in Section 3.05, the definitive Certificates shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution of such Certificates.

     Each Certificate shall be dated the date of its authentication. Except as otherwise provided in the related Trust Supplement, the Certificates of each class shall be issued in minimum denominations of $1,000 or integral multiples thereof, except that one Certificate of such class may be issued in a different denomination. The Certificates of such class shall be executed on behalf of the Trustee by manual or facsimile signature of a Responsible Officer of the Trustee. Certificates of any class bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Trustee shall be valid and binding obligations of the Trustee, notwithstanding that such individual has ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such office at the date of such Certificates.

     No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its Responsible Officers, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

     Section 3.02    Restrictive Legends.  (a) In respect of Class C-1
                     -------------------
Certificates and the Class C-2 Certificates, subject to Section 3.06(c), each
                                                        ---------------
Certificate of each such class shall bear the following legend (the "Private
                                                                     -------
Placement Legend") on the face thereof:
----------------

           THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR"); (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS CERTIFICATE OR THE LAST DATE ON WHICH THIS CERTIFICATE WAS HELD BY UNITED AIR LINES, INC., THE TRUSTEE OR ANY AFFILIATE OF ANY SUCH PERSON RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT (A) TO UNITED AIR LINES, INC., (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR ACQUIRING $100,000 OR MORE AGGREGATE PRINCIPAL AMOUNT OF SUCH CERTIFICATE THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT; (3) REPRESENTS THAT IT IS A UNITED STATES PERSON WITHIN THE MEANING OF
     SECTION 7701(a) (30) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED; AND
     (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS CERTIFICATE WITHIN TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THIS CERTIFICATE OR THE LAST DATE ON WHICH THIS CERTIFICATE WAS HELD BY UNITED AIR LINES, INC., THE TRUSTEE OR ANY AFFILIATE OF ANY SUCH PERSONS, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE PASS THROUGH TRUST AGREEMENT CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING RESTRICTIONS.

             (b) Each Global Certificate shall also bear the following legend on the face thereof:

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS CERTIFICATE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS CERTIFICATE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 3.05 AND 3.06 OF THE PASS THROUGH TRUST AGREEMENT REFERRED TO HEREIN.

             (c) Each Class C-1 Certificate and each Class C-2 Certificate shall also bear the following legend on the face thereof:

     EITHER: (A) THE HOLDER IS NOT ACQUIRING THIS CERTIFICATE WITH PLAN ASSETS OF ANY PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"); OR (B) THE HOLDER'S PURCHASE AND HOLDING OF THIS CERTIFICATE IS EXEMPT FROM THE PROHIBITED TRANSACTION RESTRICTIONS OF SECTION 406(A) OF ERISA AND SECTION 4975 OF THE CODE BY AN ADMINISTRATIVE CLASS PROHIBITED TRANSACTION EXEMPTION GRANTED BY THE DEPARTMENT OF LABOR.

     Section 3.03    Authentication of Certificates.  (a)  The Trustee shall
                     ------------------------------
duly execute, authenticate and deliver Certificates of each class in authorized denominations equaling in the aggregate the aggregate principal amount of the Trust Owned Notes to be purchased by the Trustee pursuant to the Note Purchase Agreements and evidencing the entire ownership of the related Trust. Thereafter, the Trustee shall duly execute, authenticate and deliver the Certificates of a class as herein provided.

             (b) No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

     Section 3.04   Transfer and Exchange.  The Trustee shall cause to be kept
                    ---------------------
at the office or agency to be maintained by it in accordance with the provisions of Section 7.12 a register (the "Register") for each class of Certificates in
   ------------                  --------
which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates of such class and of transfers and exchanges of such Certificates as herein provided. The Trustee shall initially be the registrar (the "Registrar") for the purpose of
                                       ---------
registering Certificates of each class and transfers and exchanges of such Certificates as herein provided. A Certificateholder may transfer a Certificate by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Agreement, including providing a written certificate or other evidence of compliance with any restrictions on transfer. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Certificateholder only upon, final acceptance and registration of the transfer by the Registrar in the Register. Prior to the registration of any transfer by a Certificateholder as provided herein, the Trustee shall treat the person in whose name the Certificate is registered as the owner thereof for all purposes, and the Trustee shall not be affected by notice to the contrary. Furthermore, the Clearing Agency shall, by acceptance of a Global Certificate, agree that transfers of Book-Entry Certificates therein may be effected only through a book-entry system maintained by the Clearing Agency (or its agent), and that ownership of Book-Entry Certificates shall be required to be reflected in a book entry. When Certificates of a class are presented to the Registrar with a request to register the transfer or to exchange them for an equal aggregate Fractional Undivided Interest of Certificates of like class of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges in accordance with the terms, conditions and restrictions hereof, the Trustee shall execute and authenticate Certificates at the Registrar's request. No service charge shall be made for any registration of transfer or exchange of the Certificates, but the Trustee may require payment by the transferor of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charges payable upon exchanges pursuant to Section 3.10 or 9.07).
                      ------------    ----

     Section 3.05   Global, Book-Entry and Definitive Certificates. (a) Except
                    ----------------------------------------------
for one Certificate of each class that may be issued in a denomination of other than an even multiple of $1,000, except as provided in the following sentence, the Certificates of any class may be issued at the option of the Company in the form of one or more typewritten Global Certificates representing the Book-Entry Certificates of such class, to be delivered to The Depository Trust Company, the initial Clearing Agency, by the Trustee on behalf of the related Trust. Certificates issued initially to any Institutional Accredited Investor which is not a QIB may not be issued as Global Certificates, but instead must be issued as Definitive Certificates. In the case of the issuance of Global Certificates, such Global Certificates delivered to The Depository Trust Company shall initially be registered on the Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner's interest in the Certificates of such class, except as provided in Subsection (d) below. As to Global Certificates, unless and until definitive, fully registered Certificates (the "Definitive Certificates") have been issued pursuant to Subsection (d)
      -----------------------
below:

             (i)    the provisions of this Section 3.05 shall be in full force
                                           ------------
          and effect;

             (ii) the Company, the Paying Agent, the Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Global Certificates);

             (iii)  to the extent that the provisions of this Section 3.05
                                                             ------------
          conflict with any other provisions of this Agreement (other than the provisions of any Trust Supplement expressly amending this Section
                                                                     -------
          3.05 as permitted by this Basic Agreement), the  provisions of this
          ----
          Section 3.05 shall control;
          ------------

             (iv) the rights of Certificate Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants; and until Definitive Certificates are issued pursuant to Subsection (d) below, the Clearing Agency will make book-entry transfers in respect of the Book-Entry Certificates among the Clearing Agency Participants and receive and transmit distributions of principal, interest and premium, if any, on the Global Certificates to such Clearing Agency Participants;

             (v) Global Certificates may be transferred in whole, but not in part, and in the manner provided in Section 3.04, by the Clearing
                                              ------------
          Agency holding such Global Certificates to a nominee of such Clearing Agency, or by such Clearing Agency to a successor Clearing Agency that has been selected or approved by the Company or to a nominee of such successor Clearing Agency; and

             (vi) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of Certificateholders of a particular class holding Certificates of such class evidencing a specified percentage of the Fractional Undivided Interests in the related Trust, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Clearing Agency Participants owning or representing, respectively, such required percentage of the Book-Entry Certificates of such class and has delivered such instructions to the Trustee. Neither the

          Company nor the Trustee shall have any obligation to determine whether the Clearing Agency has in fact received any such instructions.

          (b) Whenever notice or other communication to the Certificateholders of a class is required under this Agreement, unless and until Definitive Certificates shall have been issued pursuant to Subsection (d) below, the Trustee shall give all such notices and communications specified herein to be given to Certificateholders of such class to the Clearing Agency.

          (c) Except as otherwise provided in the related Trust Supplement, the Trustee shall enter into the applicable Letter of Representations with respect to each class of Global Certificates and fulfill its responsibilities thereunder.

          (d) If with respect to the Global Certificates of any class (i) the Company advises the Trustee in writing that the Clearing Agency that holds such Global Certificates is no longer willing or able to discharge properly its responsibilities and the Trustee or the Company is unable to locate a qualified successor, (ii) the Company, at its option, advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or
(iii) after the occurrence of an Event of Default, Certificate Owners of Book-Entry Certificates of such class evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the related Trust, by Act of such Certificate Owners delivered to the Company and the Trustee, advise the Company, the Trustee and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency Participants is no longer in the best interests of the Certificate Owners of such class, then the Trustee shall notify all Certificate Owners of such class, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates. Upon surrender to the Trustee of all the Global Certificates of such class held by the Clearing Agency, accompanied by registration instructions from the Clearing Agency Participants for registration of Definitive Certificates in the names of Certificate Owners of such class, the Trustee shall issue and deliver the Definitive Certificates of such class in accordance with the instructions of the Clearing Agency. Neither the Company, the Registrar, the Paying Agent nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such registration instructions. Upon the issuance of Definitive Certificates of such class, the Trustee shall recognize the Persons in whose names the Definitive Certificates are registered in the Register as Certificateholders hereunder. Neither the Company nor the Trustee shall be liable if the Trustee or the Company is unable to locate a qualified successor Clearing Agency.

          (e) With respect to Class C-1 Certificates and Class C-2 Certificates evidenced by a Global Certificate, any Book-Entry Certificate of such class delivered in exchange for an interest in a Definitive Certificate of such class pursuant to Section 3.05(d) shall, except as otherwise provided by Section
            ---------------                                        -------
3.06(c), bear the applicable legends in accordance with Section 3.02.
-------                                                 ------------

          (f) The provisions of this Section 3.05 may be made inapplicable to
                                     ------------
any class or may be amended with respect to any class in the related Trust Supplement.

     Section 3.06   Special Transfer Provisions.  With respect to Class C-1
                    ---------------------------
Certificates or the Class C-2 Certificates, the following provisions shall apply to Certificates of each such class (and the Registrar shall refuse to register any exchange except in accordance with the following provisions):

               (a)  Transfers to Non-QIB Institutional Accredited Investors.
                    -------------------------------------------------------
The following provisions shall apply with respect to the registration of any proposed transfer of a Class C-1 Certificate or Class C-2 Certificate or interest therein to any Institutional Accredited Investor which is not a QIB:

                    (i) The Registrar shall register the transfer of any Certificate of such class, whether or not such Certificate bears the Private Placement Legend, if (x) the requested transfer is at least two years after the later of the original issue date of the Certificates and the last date on which such Certificate was held by the Company, the Trustee or any affiliate of any such persons or (y) the proposed transferee has delivered to the Registrar a letter substantially in the form of Exhibit A and the aggregate principal
                                       ---------
          amount of the Certificates being transferred is at least $100,000.

                    (ii) If the proposed transferor is a Clearing Agency Participant holding a beneficial interest in the Global Certificate of such class, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) and (y) instructions given in
                           -------------
          accordance with the Clearing Agency's and the Registrar's procedures, the Registrar shall reflect on its books and records the date of the transfer and a decrease in the principal amount of such Global Certificate in an amount equal to the Fractional Cumulative Interest represented by the Book-Entry Certificate in such Global Certificate to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver to the transferor or at its direction, one or more Definitive Certificates of like class, tenor and amount.

               (b) Transfers to QIBs.  The following provisions shall apply with
                   -----------------
respect to the registration of any proposed transfer of a Class C-1 Certificate or Class C-2 Certificate or interest therein to a QIB:

                   (i) If the Certificate to be transferred consists of Definitive Certificates of such class or a Book-Entry Certificate of such class, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Certificate of such class stating, or has otherwise advised the Trustee and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Certificate of such class stating, or has otherwise advised the Trustee and the Registrar in writing, that it is purchasing the Certificate of such class for its own account or an account with respect to which it exercises sole investment discretion and that it, or the Person on whose behalf it is acting with respect to any such account, is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the related Trust and/or the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                   (ii) Upon receipt by the Registrar of the documents referred to in clause (i) above and instructions given in accordance with the
                ----------
          Clearing Agency's and the Registrar's procedures therefor, the Registrar shall reflect on its books and records the date and amount of such transfer and, if a Definitive Certificate or Certificates of such class are being transferred, an increase in the Fractional Cumulative Interest of the Global Certificate of such class in an amount equal to the Fractional Cumulative Interest of the Definitive Certificates or Certificates being transferred, and the Trustee shall cancel such Definitive Certificates.

          (c) Private Placement Legend.  Upon the transfer, exchange or
              ------------------------
replacement of Class C-1 Certificates or Class C-2 Certificates not bearing the Private Placement Legend, the Registrar shall deliver Certificates of like class that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Class C-1 Certificates or Class C-2 Certificates bearing the Private Placement Legend, the Registrar shall deliver only Certificates of like class that bear the Private Placement Legend unless either (i) the circumstances contemplated by paragraph (a)(i)(x) of this Section 3.06 exist or (ii) there is
                -------------------         ------------
delivered to the Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

          (d) General.  By its acceptance of any Class C-1 Certificate or Class
              -------
C-2 Certificate bearing the Private Placement Legend, each Holder of such a Certificate acknowledges the restrictions on transfer of such Certificate set forth in this Agreement and agrees that it shall transfer such Certificate only as provided in this Agreement. The Registrar shall not register a transfer of any Certificate unless such transfer complies with the restrictions on transfer of such Certificate set forth in this Agreement. In connection with any transfer of Class C-1 Certificates or Class C-2 Certificates, each Certificateholder agrees by its acceptance of such Certificates to furnish the Registrar or the Trustee such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act.

          (e) No transfer of any Class C-1 Certificate shall be effective, and any purported transfer of a Class C-1 Certificate shall be void ab initio and the purported transferor shall continue to be treated as the owner of such Class C-1 Certificate if the purported purchaser of such Class C-1

Certificate is not a "United States person" within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended.

          Until such time as no Certificates remain Outstanding, the Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 3.05 or this Section 3.06. The Trustee, if not the
                     ------------         ------------
Registrar at such time, shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

     Section 3.07   Mutilated, Destroyed, Lost or Stolen Certificates.  If (a)
                    -------------------------------------------------
any mutilated Certificate is surrendered to the Registrar or the Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Registrar and the Trustee such security, indemnity or bond, as may be required by them to save each of them harmless, then, in the absence of notice to the Registrar or the Trustee that such destroyed, lost or stolen Certificate has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the Uniform Commercial Code in effect in any applicable jurisdiction are met, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate or Certificates of like class, in authorized denominations and of like Fractional Undivided Interest and bearing a number not contemporaneously outstanding. In connection with the issuance of any new Certificate under this Section 3.07, the
                                                               ------------
Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section
                                                                        -------
3.07 shall constitute conclusive evidence of the appropriate Fractional
----
Undivided Interest in the related Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

     The provisions of this Section 3.07 are exclusive and shall preclude (to
                            ------------
the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

     Section 3.08   Persons Deemed Owners.  Prior to due presentment of a
                    ---------------------
Certificate for registration of transfer, the Trustee, the Registrar and any Paying Agent may treat the Person in whose name any Certificate is registered (as of the day of determination) as the owner of such Certificate for the purpose of receiving distributions pursuant to Article IV and for all other
                                               ----------
purposes whatsoever, and none of the Trustee, the Registrar or any Paying Agent shall be affected by any notice to the contrary.

     Section 3.09   Cancellation.  All Certificates surrendered for payment or
                    ------------
transfer or exchange shall, if surrendered to the Trustee or any agent of the Trustee other than the Registrar, be delivered to the Registrar for cancellation and shall promptly be canceled by it. No Certificates shall be authenticated in lieu of or in exchange for any Certificates canceled as provided in this

Section 3.09, except as expressly permitted by this Agreement. All canceled
------------
Certificates held by the Registrar shall be destroyed and a certification of their destruction delivered to the Trustee.

     Section 3.10   Temporary Certificates.  Until definitive Certificates of
                    ----------------------
any class are ready for delivery, the Trustee shall execute, authenticate and deliver temporary Certificates of such class. Temporary Certificates of each class shall be substantially in the form of definitive Certificates of such class but may have insertions, substitutions, omissions and other variations determined to be appropriate by the officers executing the temporary Certificates of such class, as evidenced by their execution of such temporary Certificates. If temporary Certificates of any class are issued, the Trustee shall cause definitive Certificates of like class to be prepared without unreasonable delay. After the preparation of definitive Certificates of such class, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of such temporary Certificates at the Corporate Trust Office of the Trustee designated for such purpose pursuant to Section
                                                                    -------
7.12, without charge to the Certificateholder. Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute, authenticate and deliver in exchange therefor a like face amount of definitive Certificates of like class, in authorized denominations and of a like Fractional Undivided Interest. Until so exchanged, the temporary Certificates shall be entitled to the same benefits under this Agreement as definitive Certificates.

     Section 3.11   Limitation of Liability for Payments.  All payments and
                    ------------------------------------
distributions made to Certificateholders of any class in respect of the Certificates of such class shall be made only from the Trust Property of the Trusts of the same class and only to the extent that the Trustee shall have sufficient income or proceeds from such Trust Property to make such payments in accordance with the terms of Article IV. Each Certificateholder, by its
                             ----------
acceptance of a Certificate, agrees that it shall look solely to the income and proceeds from the Trust Property of the Trusts of the same class for any payment or distribution due to such Certificateholder pursuant to the terms of this Agreement and that it shall not have any recourse to the Company, the Trustee, the Indenture Trustees, the Liquidity Providers, the Owner Trustees or the Owner Participants, except as otherwise expressly provided herein or in the Intercreditor Agreement.

     The Company is a party to this Agreement solely for purposes of meeting the requirements of the Trust Indenture Act, and therefore shall not have any right, obligation or liability hereunder (except as otherwise expressly provided herein).


                                                                      ARTICLE IV


                         DISTRIBUTIONS; STATEMENTS TO
                              CERTIFICATEHOLDERS

     Section 4.01   Certificate Account and Special Payments Account.  (a)  The
                    ------------------------------------------------
Trustee shall establish and maintain on behalf of the Certificateholders of each class a Certificate Account as one or more non-interest-bearing accounts. The Trustee shall hold such Certificate Account in trust for the benefit of the Certificateholders of such class, and shall make or permit withdrawals therefrom only as provided in this Agreement. On each day when a Scheduled Payment is made to the Trustee under the Intercreditor Agreement with respect to the Certificates of such class, the Trustee, upon receipt thereof, shall immediately deposit the aggregate amount of such Scheduled Payment in the applicable Certificate Account.

             (b) The Trustee shall establish and maintain on behalf of the Certificateholders of each class a Special Payments Account as one or more accounts, which shall be non-interest bearing except as provided in Section
                                                                    -------
4.04.  The Trustee shall hold such Special Payments Account in trust for the
----
benefit of the Certificateholders of such class and shall make or permit withdrawals therefrom only as provided in this Agreement. On each day when one or more Special Payments are made to the Trustee under the Intercreditor Agreement with respect to the Certificates of such class, the Trustee, upon receipt thereof, shall immediately deposit the aggregate amount of such Special Payments in such Special Payments Account.

             (c) The Trustee shall present (or, if applicable, cause the Subordination Agent to present) to the related Indenture Trustee to which a Trust Owned Note relates such Trust Owned Note on the date of its stated final maturity or, in the case of any Trust Owned Note that is to be redeemed in whole pursuant to the related Indenture, on the applicable redemption date under such Indenture.

     Section 4.02   Distributions from Certificate Account and Special Payments
                    -----------------------------------------------------------
Account.  (a) On each Regular Distribution Date with respect to a class of
-------
Certificates or as soon thereafter as the Trustee has confirmed receipt of the payment of all or any part of the Scheduled Payments due on the Trust Owned Notes held in the related Trusts on such date, the Trustee shall distribute out of the applicable Certificate Account the entire amount deposited therein pursuant to Section 4.01(a). There shall be so distributed to each
            ---------------
Certificateholder of record of such class on the Record Date with respect to such Regular Distribution Date (other than as provided in Section 11.01
                                                          -------------
concerning the final distribution) by check mailed to such Certificateholder, at the address appearing in the Register, such Certificateholder's pro rata share (based on the Fractional Cumulative Interest in the Trusts of such class held by such Certificateholder) of the total amount in the applicable Certificate Account, except that, with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), such distribution shall be made by wire transfer in immediately available funds to the account designated by such nominee.

             (b) On each Special Distribution Date with respect to any Special Payment with respect to a class of Certificates or as soon thereafter as the Trustee has confirmed receipt of the Special Payments due on the Trust Owned Notes held in the related Trusts or realized upon the sale of such Trust Owned Notes, the Trustee shall distribute out of the applicable Special Payments Account the entire amount of such Special Payment deposited therein pursuant to
Section 4.01(b). There shall be so distributed to each Certificateholder of
---------------
record of such class on the Record Date with respect to such Special Distribution Date (other than as provided in Section 11.01 concerning
                                             -------------
the final distribution) by check mailed to such Certificateholder, at the address appearing in the Register, such Certificateholder's pro rata share (based on the Fractional Cumulative Interest in the Trusts of such class held by such Certificateholder) of the total amount in the applicable Special Payments Account on account of such Special Payment, except that, with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), such distribution shall be made by wire transfer in immediately available funds to the account designated by such nominee.

             (c) The Trustee shall, at the expense of the Company, cause notice of each Special Payment with respect to a class of Certificates to be mailed to each Certificateholder of such class at his address as it appears in the Register. In the event of redemption or purchase of Trust Owned Notes held in the related Trust, such notice shall be mailed not less than 20 days prior to the Special Distribution Date for the Special Payment resulting from such redemption or purchase, which Special Distribution Date shall be the date of such redemption or purchase. In the case of any other Special Payments, such notice shall be mailed as soon as practicable after the Trustee has confirmed that it has received funds for such Special Payment, stating the Special Distribution Date for such Special Payment which shall occur not less than 20 days after the date of such notice and as soon as practicable thereafter. Notices mailed by the Trustee shall set forth:

             (i) the Special Distribution Date and the Record Date therefor (except as otherwise provided in Section 11.01);
                                           -------------

             (ii) the amount of the Special Payment, if any, for each $1,000 face amount Certificate (taking into account any payment to be made by the Company pursuant to Section 2.02(b)) and the amount thereof
                                  ---------------
          constituting principal, Additional Payments, and interest;

             (iii)  the reason for the Special Payment, if any; and

             (iv) if the Special Distribution Date is the same date as a Regular Distribution Date for the Certificates of such class, the total amount to be received on such date for each $1,000 face amount Certificate.

If the Additional Payments, if any, payable upon the redemption or purchase of a Trust Owned Note has not been calculated at the time that the Trustee mails notice of a Special Payment, it shall be sufficient if the notice sets forth the other amounts to be distributed and states that any Additional Payments received shall also be distributed.

          If any redemption of the Trust Owned Notes held in any Trust is canceled, the Trustee, as soon as possible after learning thereof, shall cause notice thereof to be mailed to each Certificateholder of the related class at its address as it appears on the Register.

     Section 4.03 Statements to Certificateholders.  (a)  On each Distribution
                  --------------------------------
Date with respect to a class of Certificates, the Trustee shall include with each distribution to Certificateholders of the related class of a Scheduled Payment or Special Payment, as the case may be, a statement setting forth the following information (per $1,000 face amount Certificate as to (i) and (ii)
                                                                ---     ----
below):

                  (i) the amount of such distribution allocable to principal and the amount allocable to Additional Payments;

                  (ii)   the amount of such distribution allocable to interest;
          and

                  (iii) the Pool Balance and the Pool Factor of the Trusts of such class.

          With respect to the Certificates registered in the name of Cede & Co., as nominee for the Clearing Agency on the Record Date prior to each Distribution Date, the Trustee shall request from the Clearing Agency a securities position listing setting forth the names of all the Clearing Agency Participants reflected on the Clearing Agency's books as holding interests in the Certificates on such Record Date. On each Distribution Date, the Trustee shall mail to each such Clearing Agency Participant the statement described above and shall make available additional copies as requested by such Clearing Agency Participant for forwarding to holders of interests in the Certificates.

          (b) Within a reasonable period of time after the end of each calendar year but not later than the latest date permitted by law, the Trustee shall furnish to each Person who at any time during such calendar year was a Certificateholder of record a statement containing the sum of the amounts determined pursuant to clauses (a)(i) and (a)(ii) above with respect to the
                       --------------     -------
related Trusts for such calendar year or, if such Person was a Certificateholder of record during a portion of such calendar year, for such portion of such year, and such other items as are readily available to the Trustee and which a Certificateholder shall reasonably request as necessary for the purpose of such Certificateholder's preparation of its United States federal income tax returns. Such statement and such other items shall be prepared on the basis of information supplied to the Trustee by the Clearing Agency Participants and shall be delivered by the Trustee to such Clearing Agency Participants to be available for forwarding by such Clearing Agency Participants to the holders of interests in the Certificates in the manner described in Section 4.03(a).
                                                         ---------------

     Section 4.04 Investment of Special Payment Moneys.  Any money received by
                  ------------------------------------
the Trustee pursuant to Section 4.01(b) representing a Special Payment which is
                        ---------------
not to be promptly distributed shall, to the extent practicable, be invested in Permitted Investments by the Trustee pending distribution of such Special Payment pursuant to Section 4.02(b). Any investment made pursuant to this
                    ---------------
Section 4.04 shall be in such Permitted Investments having maturities not later
------------
than the date that such moneys are required to be used to make the payment required under Section 4.02(b) on the applicable Special Distribution Date and
               ---------------
the Trustee shall hold any such Permitted Investments until maturity. The Trustee shall have no liability with respect to any investment made pursuant to this Section 4.04, other than by reason of the willful misconduct or negligence
     ------------
of the Trustee.  All
income and earnings from such investments shall be distributed on such Special Distribution Date as part of such Special Payment.


                                   ARTICLE V


                                  THE COMPANY

     Section 5.01   Maintenance of Corporate Existence.  The Company, at its own
                    ----------------------------------
cost and expense, shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and franchises, except as otherwise specifically permitted in Section 5.02;
                                                          ------------
provided, however, that the Company shall not be required to preserve any right
--------  -------
or franchise if the Company shall determine that the preservation thereof is no longer necessary or desirable in the conduct of the business of the Company.

     Section 5.02   Consolidation, Merger, etc.  The Company shall not
                    ---------------------------
consolidate with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person unless:

     (a) the corporation formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety shall (i) be a "citizen of the United States" as defined in 49 U.S.C. 40102(a)(15), as amended, and (ii) hold an air carrier operating certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code, as amended, for aircraft capable of carrying 10 or more individuals or 6,000 pounds or more of cargo; if and so long as such status is a condition of entitlement to the benefits of Section 1110 of the Bankruptcy Reform Act of 1978, as amended (11 U.S.C. Section 1110);

     (b) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety shall execute and deliver to the Trustee applicable to the Certificates of each class a duly authorized, valid, binding and enforceable agreement in form and substance reasonably satisfactory to the Trustee containing an assumption by such successor corporation or Person of the due and punctual performance and observance of each covenant and condition of this Agreement and the Note Purchase Agreements to be performed or observed by the Company; and

     (c) the Company shall have delivered to the Trustee an Officer's Certificate of the Company and an Opinion of Counsel of the Company reasonably satisfactory to the Trustee, each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement mentioned in Section
                                                                        -------
5.02(b) comply with this Section 5.02 and that all conditions precedent provided
-------                  ------------
for in this Section 5.02 relating to such transaction have been complied with.
            ------------

          Upon any consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Company as an entirety in accordance with this Section 5.02, the successor corporation or Person formed by such
          ------------
consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such successor corporation or Person had been named as the Company herein. No such conveyance, transfer or lease of substantially all of the assets of the Company as an entirety shall have the effect of releasing any successor corporation or Person which shall have become such in the manner prescribed in this Section 5.02 from its liability in respect of this Agreement,
                   ------------
the Note Purchase Agreements and any Financing Document to which it is a party.


                                  ARTICLE VI


                                    DEFAULT

     Section 6.01   Events of Default.  (a)  Exercise of Remedies.  In respect
                    -----------------        --------------------
of the Trusts of any class, upon the occurrence and during the continuation of any Indenture Default under any related Indenture, the Trustee may, to the extent it is the Controlling Party at such time (as determined pursuant to the Intercreditor Agreement), direct the exercise of remedies as provided in the Intercreditor Agreement.

           (b) Purchase Rights of Certificateholders.  By acceptance of its
               -------------------------------------
     Certificate, each Certificateholder agrees that at any time after the occurrence and during the continuation of a Triggering Event,

               (i) if the Trustee for the Class A-1 Certificates is then the Controlling Party, each Class A-2 Certificateholder shall have the right to purchase all, but not less than all, of the Class A-1 Certificates upon ten days' written notice to the Trustee for the Class A-1 Certificates and each other Class A-2 Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class A-2 Certificateholder notifies such purchasing Class A-2 Certificateholder that such other Class A-2 Certificateholder wants to participate in such purchase, then such other Class A-2 Certificateholder may join with the purchasing Class A-2 Certificateholder to purchase all, but not less than all, of the Class A-1 Certificates pro rata based on the Fractional Cumulative Interest held by each such Class A-2 Certificateholder and (B) if prior to the end of such ten-day period any other Class A-2 Certificateholder fails to notify the purchasing Class A-2 Certificateholder of such other Class A-2 Certificateholder's desire to participate in such a purchase, then such other Class A-2 Certificateholder shall lose its right to purchase such Class A-1 Certificates pursuant to this Section 6.01(b);
                                         ---------------

               (ii) if the Trustee for the Class A-2 Certificates is then the Controlling Party, each Class A-1 Certificateholder shall have the right to purchase all, but not less than all, of the Class A-2 Certificates upon ten days' written notice to the Trustee for the Class A-2 Certificates and each other Class A-1 Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class A-1 Certificateholder notifies such purchasing Class A-1 Certificateholder that such other Class A-1 Certificateholder wants to participate in such purchase, then such other Class A-1 Certificateholder may join with the purchasing Class A-1 Certificateholder to purchase all, but not less than all, of the Class A-2 Certificates pro rata based on the Fractional Cumulative Interest held by each such Class A-1 Certificateholder and (B) if prior to the end of such ten-day period any other Class A-1 Certificateholder fails to notify the purchasing Class A-1 Certificateholder of such other Class A-1 Certificateholder's desire to participate in such a purchase, then such other Class A-1 Certificateholder shall lose its right to purchase such Class A-2 Certificates pursuant to this Section 6.01(b);
                                         ---------------

               (iii) each Class B Certificateholder shall have the right to purchase all, but not less than all, of the Class A-1 Certificates and the Class A-2 Certificates upon ten days' written notice to the Trustees for the Class A-1 Certificates and the Class A-2 Certificates and each other Class B Certificateholder, provided that
           (A) if prior to the end of such ten-day period any other Class B Certificateholder notifies such purchasing Class B Certificateholder that such other Class B Certificateholder wants to participate in such purchase, then such other Class B Certificateholder may join with the purchasing Class B Certificateholder to purchase all, but not less than all, of the Class A-1 Certificates and the Class A-2 Certificates pro rata based on the Fractional Cumulative Interest held by each such Class B Certificateholder and (B) if prior to the end of such ten-day period any other Class B Certificateholder fails to notify the purchasing Class B Certificateholder of such other Class B Certificateholder's desire to participate in such a purchase, then such other Class B Certificateholder shall lose its right to purchase the Class A-1 Certificates and the Class A-2 Certificates pursuant to this Section 6.01(b);
                            ---------------

               (iv) if the Pool Balance of the Class C-1 Certificates is greater than or equal to Pool Balance of the Class C-2 Certificates, each Class C-2 Certificateholder (so long as neither the Company nor any of its Affiliates is a holder thereof) shall have the right to purchase all, but not less than all, of the outstanding Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates and the Class C-1 Certificates upon ten days' written notice to the Trustees for the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates and the Class C Certificates and each other Class C-2 Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class C-2 Certificateholder notifies such purchasing Class C-2 Certificateholder that such other Class C-2 Certificateholder wants to participate in such purchase, then such other Class C-2 Certificateholder may join with the purchasing Class C-2 Certificateholder to purchase all, but not less than all, of the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates and the Class C-1 Certificates pro rata based on the Fractional Cumulative Interest held by each such Class C-2 Certificateholder and (B) if prior to the end of such ten-day period any other Class C-2 Certificateholder fails to notify the purchasing Class C-2 Certificateholder of such other Class C-2 Certificateholder's desire to participate in such a purchase, then such other Class C-2 Certificateholder shall lose its right to purchase such Class A-1 Certificates, Class A-2 Certificates, Class B Certificates and Class C-1 Certificates pursuant to this Section
                                                                    -------
           6.01(b);
           -------

               (v) if the Pool Balance of the Class C-2 Certificates is greater than or equal to Pool Balance of the Class C-1 Certificates, each Class C-1 Certificateholder (so long as neither the Company nor any of its Affiliates is a holder thereof) shall have the right to purchase all, but not less than all, of the outstanding Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates and the Class C-2 Certificates upon ten days' written notice to the Trustees for the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates and the Class C-2 Certificates and each other Class C-1 Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class C-1 Certificateholder notifies such purchasing Class C-1 Certificateholder that such other Class C-1 Certificateholder wants to participate in such purchase, then such other Class C-1 Certificateholder may join with the purchasing Class C-1 Certificateholder to purchase all, but not less than all, of the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates and the Class C-2 Certificates pro rata based on the Fractional Cumulative Interest held by each such Class C-1 Certificateholder and (B) if prior to the end of such ten-day period any other Class C-1 Certificateholder fails to notify the purchasing Class C-1 Certificateholder of such other Class C-1 Certificateholder's desire to participate in such a purchase, then such other Class C-1 Certificateholder shall lose its right to purchase such Class A-1 Certificates, Class A-2 Certificates, Class B Certificates and Class C-2 Certificates pursuant to this Section
                                                                    -------
           6.01(b); and
           -------

               (vi) each Class D Certificateholder (if Class D Certificates are issued and so long as neither the Company nor any of its Affiliates is a holder thereof) shall have the right (which shall not expire upon any purchase of the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates, the Class C-1 Certificates or the Class C-2 Certificates pursuant to clause (i), (ii), (iii), (iv) or (v) above) to purchase all, but not less than all, of the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates, the Class C-1 Certificates and the Class C-2 Certificates upon ten days' prior written notice to the Trustees, for the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates, the Class C-1 Certificates, the Class C-2 Certificates and each other Class D Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class D Certificateholder notifies such purchasing Class D Certificateholder that such other Class D Certificateholder wants to participate in such purchase, then such other Class D Certificateholder may join with the purchasing Class D Certificateholder to purchase all, but not less than all, of the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates, the Class C-1 Certificates and the Class C-2 Certificates pro rata based on the Fractional Cumulative Interest in the Class D Trust held by each such Class D Certificateholder and (B) if prior to the end of such ten-day period any other Class D Certificateholder fails to notify the purchasing Class D Certificateholder of such other Class D Certificateholder's desire to participate in such a purchase, then such other Class D Certificateholder shall lose its right to purchase the Class A-1 Certificates, the Class A-2 Certificates, the Class B Certificates, the Class C-1 Certificates and the Class C-2 Certificates pursuant to this Section 6.01(b).

          The purchase price with respect to the Certificates of any class shall be equal to the Pool Balance of the Certificates of such class, together with accrued and unpaid interest thereon to the date of such purchase, without Additional Payments, but including any other amounts then due and payable to the Certificateholders of such class under this Agreement, the Intercreditor Agreement or any other Note Document or on or in respect of the Certificates of such class; provided, however, that no such purchase of Certificates shall be
            --------  -------
effective unless the purchaser shall certify to the Trustee that contemporaneously with such purchase, such purchaser is purchasing, pursuant to the terms of this Agreement, the Certificates of such class that are senior to the securities held by such purchaser. Each payment of the purchase price of the Certificates referred to in the first sentence hereof shall be made to an account or accounts designated by the Trustee and each such purchase shall be subject to the terms of this Section 6.01(b). Each Certificateholder agrees by
                             ---------------
its acceptance of its Certificate that it shall, subject to Section 3.04, upon
                                                            ------------
payment from such Class A Certificateholder(s), Class B Certificateholder(s), Class C-1 Certificateholder(s), Class C-2 Certificateholder(s) or Class D Certificateholder(s), as the case may be, of the purchase price set forth in the first sentence of this paragraph, forthwith sell, assign, transfer and convey to the purchaser thereof (without recourse, representation or warranty of any kind except for its own acts), all of the right, title, interest and obligation of such Certificateholder in, this Agreement, the Intercreditor Agreement, the Liquidity Facilities, in the case of the Class A-1 Certificates, the Class A-2 Certificates and the Class B Certificates, the Note Purchase Agreements, the Note Documents and all Certificates of the class or classes being purchased held by such Certificateholder (excluding all right, title and interest under any of the foregoing to the extent such right, title or interest is with respect to an obligation not then due and payable as respects any action or inaction or state of affairs occurring prior to such sale) and the purchaser shall assume all of such Certificateholder's obligations under this Agreement, the Intercreditor Agreement, the Liquidity Facilities, the Note Purchase Agreements and the Note Documents. The Certificates of the class or classes being purchased shall be deemed to be purchased on the date payment of the purchase price is made notwithstanding the failure of the applicable Certificateholders to deliver such Certificates and, upon such a purchase, (i) the only rights of such Certificateholders shall be to deliver such Certificates to the purchaser and receive the purchase price for such Certificates and (ii) if the purchaser shall so request, such Certificateholder shall comply with all the provisions of
Section 3.04 to enable new Certificates of like class to be issued to the
------------
purchaser in such denominations as it shall request. All charges and expenses in connection with the issuance of any such new Certificates shall be borne by the purchaser thereof.

          As used in this Section 6.01(b), the terms "Class," "Class A-1
                          ---------------
Certificateholder," "Class A-2 Certificateholder," "Class B Certificateholder," "Class C-1 Certificateholder," and "Class C-2 Certificateholder" shall have the respective meanings assigned to such terms in the Intercreditor Agreement.

     Section 6.02   Judicial Proceedings Instituted by Trustee; Trustee May
                    -------------------------------------------------------
Bring Suit.  If there shall be a failure to make payment of the principal of,
----------
Additional Payments, if any, or interest on any Trust Owned Note, then the Trustee, in its own name and as trustee of an express trust, as holder of such Trust Owned Notes to the extent permitted by and in accordance with the terms of the Intercreditor Agreement and the Financing Documents, shall be entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise, for the collection of the sums so due and unpaid on such Trust Owned Notes and may prosecute any such claim or proceeding to judgment or final decree with respect to the whole amount of any such sums so due and unpaid.

     Section 6.03   Control by Certificateholders.  Subject to Section 6.02 and
                    -----------------------------              ------------
the Intercreditor Agreement, the Certificateholders holding Certificates of a class evidencing Fractional Cumulative Interests aggregating not less than a majority in interest in the Trusts of the related class shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to such Trusts or pursuant to the terms of the Intercreditor Agreement, or exercising any trust or power conferred on the Trustee under this Agreement or the Intercreditor Agreement, including any right of the Trustee as Controlling Party under the Intercreditor Agreement or as holder of the Trust Owned Notes in the related Trusts, provided that:

             (1) such Direction shall not in the opinion of the Trustee be in conflict with any rule of law or with this Agreement and would not involve the Trustee in personal liability or expense;

             (2) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Certificateholders of such class not taking part in such Direction; and

             (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such Direction.

     Section 6.04   Waiver of Past Defaults.  Subject to the Intercreditor
                    -----------------------
Agreement, the Certificateholders holding Certificates of a class evidencing Fractional Cumulative Interests aggregating not less than a majority in interest in the Trusts of such class (i) may on behalf of all of the Certificateholders of such class waive any past Default or Event of Default hereunder or under the related Trust Supplements with respect to such class and its consequences or
(ii) if the Trustee is the Controlling Party, may direct the Trustee to instruct the applicable Indenture Trustee to waive any past Indenture Default under the related Indenture with respect to such class and its consequences, and thereby annul any Direction given by such Certificateholders or the Trustee to such Indenture Trustee with respect thereto, except the following defaults (which may only be waived upon receipt of the consent of the Certificateholder of each Outstanding Certificate):

             (1) in the deposit of any Scheduled Payment or Special Payment under Section 4.01 or in the distribution of any payment under Section 4.02
           ------------                                             ------------
     on the Certificates of such class;

             (2) in the payment of the principal of, Additional Payments, if any, or interest on the Trust Owned Notes held in the Trusts of such class; or

             (3)    in respect of a covenant or provision hereof which under
     Article X cannot be modified or amended without the consent of each
     ---------
     Certificateholder holding an Outstanding Certificate of such class affected thereby.

             Upon any such waiver, such Default shall cease to exist with respect to the Certificates of such class and any Event of Default arising therefrom shall be deemed to have been cured for every purpose in respect of such class and any direction given by the Trustee on behalf of the Certificateholders of such class to the relevant Indenture Trustee shall be annulled with respect thereto; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Upon any such waiver, the Trustee of such class shall vote the Trust Owned Notes issued under the relevant Indenture to waive the corresponding Indenture Default.

     Section 6.05   Right of Certificateholders to Receive Payments Not to Be
                    ---------------------------------------------------------
Impaired. Anything in this Agreement to the contrary notwithstanding, including
--------
Section 6.06, but subject to the Intercreditor Agreement, the right of any
------------
Certificateholder to receive distributions of payments required pursuant to
Section 4.02 on the applicable Certificates when due, or to institute suit for
------------
the enforcement of any such payment on or after the applicable Regular Distribution Date or Special Distribution Date, shall not be impaired or affected without the consent of such Certificateholder.

     Section 6.06   Certificateholders May Not Bring Suit Except Under Certain
                    ----------------------------------------------------------
Conditions.  A Certificateholder of any class shall not have the right to
----------
institute any suit, action or proceeding at law or in equity or otherwise with respect to this Agreement, for the appointment of a receiver or for the enforcement of any other remedy under this Agreement, unless:

             (1) such Certificateholder previously shall have given written notice to the Trustee of a continuing Event of Default;

             (2) the Certificateholders holding Certificates of such class evidencing Fractional Cumulative Interests aggregating not less than 25% shall have requested the Trustee in writing to institute such action, suit or proceeding and shall have offered to the Trustee indemnity as provided in Section 7.03(e);
                                             ---------------

             (3) the Trustee shall have refused or neglected to institute such an action, suit or proceeding for 60 days after receipt of such notice, request and offer of indemnity; and

             (4) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Certificateholders holding Certificates of such class evidencing Fractional Cumulative Interests aggregating not less than a majority in interest in the related Trusts.

             It is understood and intended that no one or more of the Certificateholders of any class shall have any right in any manner whatsoever hereunder or under each related Trust Supplement or under the Certificates of such class to (i) surrender, impair, waive, affect, disturb or prejudice any property in the Trust Property of the related Trusts or the lien of any related Indenture on any property subject thereto, or the rights of the Certificateholders of such class or the holders of the related Trust Owned Notes (and any security therefor), (ii) obtain or seek to obtain priority over or preference with respect to any other such Certificateholder of such class or
(iii) enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all the Certificateholders of such class subject to the provisions of this Agreement.

     Section 6.07   Remedies Cumulative.  Every remedy given hereunder to the
                    -------------------
Trustee or to any of the Certificateholders of any class shall not be exclusive of any other remedy or remedies, and every such remedy shall be cumulative and in addition to every other remedy given hereunder or now or hereafter given by statute, law, equity or otherwise.


                                  ARTICLE VII


                                  THE TRUSTEE

     Section 7.01   Certain Duties and Responsibilities.  (a)  Except during the
                    -----------------------------------
continuance of an Event of Default in respect of the Trusts of a class, the Trustee undertakes to perform such duties in respect of such Trusts as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee.

             (b) If an Event of Default in respect of any Trust has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement in respect of such Trust, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of its own affairs.

             (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                    (i) this Subsection shall not be construed to limit the effect of Section 7.01(a); and
                    ---------------

                    (ii) the Trustee shall not be liable for any error of
             judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

             (d) Whether or not herein expressly so provided, every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 7.01.
------------

     Section 7.02   Notice of Defaults.  As promptly as practicable after, and
                    ------------------
in any event within 90 days after, the occurrence of any Default hereunder known to the Trustee, the Trustee shall transmit by mail to the Company, the AFE Trustee, the Indenture Trustees for the Trust Owned Notes and the Certificateholders holding Certificates of the related class in accordance with
Section 313(c) of the Trust Indenture Act, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default on the payment of the
--------  -------
principal, Additional Payments, if any, or interest on any Trust Owned Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Certificateholders of the related class.

     Section 7.03   Certain Rights of Trustee.  Subject to the provisions of
                    -------------------------
Section 315 of the Trust Indenture Act:

             (a) the Trustee may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

             (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a written description of the subject matter thereof accompanied by an Officer's Certificate and an Opinion of Counsel as provided in Section 1.02;
                            ------------

             (c) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate of the Company or any Indenture Trustee for a Trust Owned Note;

             (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

             (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the Direction of any of the Certificateholders pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which might be incurred by it in compliance with such Direction;

             (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document;

             (g) the Trustee may execute any of the trusts or powers under this Agreement or perform any duties under this Agreement either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it under this Agreement;

             (h) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the Direction of the Certificateholders holding Certificates of any class evidencing Fractional Cumulative Interests aggregating not less than a majority in interest in the related Trusts relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

             (i) the Trustee shall not be required to expend or risk its own funds in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk is not reasonably assured to it.

     Section 7.04   Not Responsible for Recitals or Issuance of Certificates.
                    --------------------------------------------------------
The recitals contained herein and in the Certificates of each class, except the certificates of authentication, shall not be taken as the statements of the Trustee, and the Trustee assumes no responsibility for their correctness. Subject to Section 7.15, the Trustee makes no representations as to the validity
           ------------
or sufficiency of this Basic Agreement or any Trust Supplement, the Intercreditor Agreement, the Note Purchase Agreements, any Trust Owned Notes, the Certificates of any class or any other Financing Document, except that the Trustee hereby represents and warrants that this Basic Agreement has been, and each Trust Supplement, the Intercreditor Agreement, the Note Purchase Agreements and each Certificate of each class to which such Trustee is a party shall be, executed, authenticated and delivered by one of its officers who is duly authorized to execute, authenticate and deliver such document on its behalf.

     Section 7.05   May Hold Certificates.  The Trustee, any Paying Agent,
                    ---------------------
Registrar or any of their Affiliates or any other agent, in their respective individual or any other capacity, may become the owner or pledgee of Certificates and, subject to Sections 310(b) and 311 of the Trust Indenture Act, if applicable, may otherwise deal with the Company, any Owner Trustees or the Indenture Trustees with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

     Section 7.06   Money Held in Trust.  Money held by the Trustee or the
                    -------------------
Paying Agent in trust hereunder or under any Trust Supplement need not be segregated from other funds except to the extent required herein or by law and neither the Trustee nor the Paying Agent shall have any liability for interest upon any such moneys except as provided for herein.

     Section 7.07   Compensation and Reimbursement.  The Company agrees:
                    ------------------------------

             (1) to pay, or cause to be paid, to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

             (2) except as otherwise expressly provided herein or in any Trust Supplement, to reimburse, or cause to be reimbursed, the Trustee upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Basic Agreement or any Trust Supplement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith or as may be incurred due to the Trustee's breach of its representations and warranties set forth in
     Section 7.15; and
     ------------

             (3) to indemnify, or cause to be indemnified, the Trustee pursuant to Section 7 of the Participation Agreements relating to the Leased Aircraft, Section 5(b) of the Participation Agreements relating to the Owned Aircraft and Section 7 of the Participation Agreement relating to the 747 Leased Aircraft.

             The Trustee shall be entitled to reimbursement from, and shall have a lien prior to the Certificates of each class upon, the Trust Property, with respect to such class or the related Trusts for any tax incurred without negligence, bad faith or willful misconduct, on its part, arising out of or in connection with the acceptance or administration of such Trusts (other than any tax attributable to the Trustee's compensation for serving as such), including any costs and expenses incurred in contesting the imposition of any such tax. The Trustee shall notify the Company of any claim for any tax for which it may seek reimbursement. If the Trustee reimburses itself from the Trust

Property of such Trusts for any such tax, it shall mail a brief report within 30 days setting forth the circumstances thereof to all Certificateholders of such class as their names and addresses appear in the Register.

     Section 7.08   Corporate Trustee Required; Eligibility.  Each Trust shall
                    ---------------------------------------
at all times have a Trustee which shall be a financial institution unaffiliated with and independent of the Company, shall be eligible to act as a trustee under
Section 310(a) of the Trust Indenture Act and shall have a combined capital and surplus of at least $75,000,000 (or a combined capital and surplus in excess of $5,000,000 and the obligations of which, whether now in existence or hereafter incurred, are fully and unconditionally guaranteed by a corporation organized and doing business under the laws of the United States, any state or territory thereof or of the District of Columbia and having a combined capital and surplus of at least $75,000,000). If such corporation publishes reports of conditions at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 7.08, the combined capital and surplus of such
                     ------------
corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.

             In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.08 to act as Trustee of any
                                       ------------
Trust, the Trustee shall resign immediately as Trustee of such Trust in the manner and with the effect specified in Section 7.09. If the Trustee has or
                                        ------------
shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Agreement.

     Section 7.09   Resignation and Removal; Appointment of Successor.  (a)  No
                    -------------------------------------------------
resignation or removal of the Trustee and no appointment of a successor Trustee of any Trust pursuant to this Article VII shall become effective until the
                              -----------
acceptance of appointment by the successor Trustee under Section 7.10.
                                                         ------------

             (b) The Trustee may resign at any time as trustee of any or all Trusts by giving prior written notice thereof to the Company, the AFE Trustee, the Authorized Agents and the Indenture Trustees for the Trust Owned Notes. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Company, Aircraft Finance Entity, the Authorized Agents, the Indenture Trustees for the Trust Owned Notes and the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

             (c) The Trustee may be removed at any time as trustee of the Trusts of any class by Direction of the Certificateholders of the related class holding Certificates of such class evidencing Fractional Cumulative Interests aggregating not less than a majority in interest in such Trusts delivered to the Trustee and to the Company and the Indenture Trustees for the Trust Owned Notes.

             (d)    If at any time in respect of the Trusts of any class:

              (i) the Trustee shall fail to comply with Section 310 of the Trust Indenture Act, if applicable, after written request therefor by the Company or by any Certificateholder of the related class who has been a bona fide Certificateholder for at least six months;

              (ii)  the Trustee shall cease to be eligible under Section 7.08
                                                                 ------------
          and shall fail to resign after written request therefor by the Company or by any such Certificateholder; or

              (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any case, (i) the Company may remove the Trustee or (ii) any Certificateholder of the related class who has been a bona fide
Certificateholder for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee of such Trusts.

          (e) If a Responsible Officer of the Trustee shall obtain actual knowledge of an Avoidable Tax in respect of the Trusts of any class which has been or is likely to be asserted, the Trustee shall promptly notify the Company and shall, within 30 days of such notification, resign as Trustee of such Trust hereunder unless within such 30-day period the Trustee shall have received notice that the Company has agreed to pay such tax. The Company shall promptly appoint a successor Trustee of such Trusts in a jurisdiction where there are no Avoidable Taxes.

          (f) If the Trustee shall resign, be removed or become incapable of acting as trustee of the Trusts of any class or if a vacancy shall occur in the office of the Trustee of the Trusts for any cause, the Company shall promptly appoint a successor Trustee of such Trusts. If, within one year after such resignation, removal or incapability, or other occurrence of such vacancy, a successor Trustee of such Trusts shall be appointed by Direction of the Certificateholders of the related class holding Certificates of such class evidencing Fractional Cumulative Interests aggregating not less than a majority in interest in such Trusts delivered to the Company, the AFE Trustee, the Indenture Trustees for the Trust Owned Notes and the retiring Trustee, and the Company approves such appointment, which approval shall not be unreasonably withheld, then the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee of such Trusts and supersede the successor Trustee of such Trusts appointed as provided above. If no successor Trustee shall have been so appointed as provided above and accepted appointment in the manner hereinafter provided, any Certificateholder who has been a bona fide Certificateholder of the related class for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee of such Trusts.

             (g) The successor Trustee of the Trusts of a class shall give notice of the resignation and removal of the Trustee and appointment of the successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Certificateholders of the related class as their names and addresses appear in the Register. Each notice shall include the name of such successor Trustee and the address of its Corporate Trust Office.

     Section 7.10   Acceptance of Appointment by Successor.  Every successor
                    --------------------------------------
Trustee appointed hereunder shall execute and deliver to the Company, the AFE Trustee, the Authorized Agents, and the Indenture Trustees for the Trust Owned Notes and to the retiring Trustee with respect to any or all Trusts an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee with respect to such Trusts shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall execute and deliver an instrument transferring to such successor Trustee all such rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all Trust Property held by such retiring Trustee in respect of such Trusts hereunder, subject nevertheless to its lien, if any, provided for in Section 7.07. Upon request of
                                                  ------------
any such successor Trustee, the Company, the retiring Trustee and such successor Trustee shall execute and deliver any and all instruments containing such provisions as shall be necessary or desirable to transfer and confirm to, and for more fully and certainly vesting in, such successor Trustee all such rights, powers and trusts.

             If a successor Trustee is appointed with respect to one or more (but not all) Trusts, the Company, the predecessor Trustee and each successor Trustee with respect to any Trust shall execute and deliver a supplemental agreement hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Trusts as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Basic Agreement and the applicable Trust Supplements as shall be necessary to provide for or facilitate the administration of the Trusts hereunder by more than one Trustee.

             It is understood that nothing herein or in any supplemental agreement or Trust Supplement shall constitute any Trustee a co-Trustee of the same Trust and that each Trustee shall be the Trustee of one or more separate Trusts.

             No institution shall accept its appointment as a successor Trustee hereunder unless at the time of such acceptance such institution shall be qualified and eligible under this Article VII.
                                  -----------

     Section 7.11   Merger, Conversion, Consolidation or Succession to Business.
                    -----------------------------------------------------------
Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this
Article VII, without the execution or filing of any paper or any further act on
-----------
the part of any of the parties hereto. In case any Certificates shall have been executed or authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such execution or authentication and deliver the Certificates so executed or authenticated with the same effect as if such successor Trustee had itself executed or authenticated such Certificates.

     Section 7.1    Maintenance of Agencies.  (a)  With respect to each class of
                    -----------------------
Certificates, there shall at all times be maintained an office or agency in the location set forth in Section 12.03 where Certificates of such class may be
                      -------------
presented or surrendered for registration of transfer or for exchange, and for payment thereof and where notices and demands to or upon the Trustee in respect of such Certificates or this Agreement may be served; provided, however, that,
                                                      --------  -------
if it shall be necessary that the Trustee maintain an office or agency in another location with respect to the Certificates of any class (e.g., the
                                                                ----
Certificates shall be represented by Definitive Certificates and shall be listed on a national securities exchange), the Trustee shall make all reasonable efforts to establish such an office or agency. Written notice of the location of each such other office or agency and of any change of location thereof shall be given by the Trustee to the Company, any the Indenture Trustees for the Trust Owned Notes (in the case of any Indenture Trustee for a Trust Owned Note, at its address specified in the Note Purchase Agreements or such other address as may be notified to the Trustee) and the Certificateholders of such class. In the event that no such office or agency shall be maintained or no such notice of location or of change of location shall be given, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

             (b) There shall at all times be a Registrar and a Paying Agent hereunder with respect to the Certificates of each class. Each such Authorized Agent shall be a bank or trust company, organized and doing business under the laws of the United States or any state, with a combined capital and surplus of at least $75,000,000, or a corporation having a combined capital and surplus in excess of $5,000,000, the obligations of which are guaranteed by a corporation organized and doing business under the laws of the United States or any state, with a combined capital and surplus of at least $75,000,000, and shall be authorized under such laws to exercise corporate trust powers, subject to supervision by Federal or state authorities. The Trustee shall initially be the Paying Agent and, as provided in Section 3.04, Registrar hereunder with respect
                                 ------------
to the Certificates of each class. Each Registrar shall furnish to the Trustee, at stated intervals of not more than six months, and at such other times as the Trustee may request in writing, a copy of the Register maintained by such Registrar.

             (c) Any corporation into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authorized Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authorized Agent, shall be the successor of such Authorized Agent hereunder, if such successor corporation is otherwise eligible under this

Section 7.12, without the execution or filing of any paper or any further act on
------------
the part of the parties hereto or such Authorized Agent or such successor corporation.

             (d) Any Authorized Agent may at any time resign by giving written notice of resignation to the Trustee, the Company, and the Indenture Trustees for the Trust Owned Notes. The Company may, and at the request of the Trustee shall, at any time terminate the agency of any Authorized Agent by giving written notice of termination to such Authorized Agent and to the Trustee. Upon the resignation or termination of an Authorized Agent or in case at any time any such Authorized Agent shall cease to be eligible under this
Section 7.12 (when, in either case, no other Authorized Agent performing the
------------
functions of such Authorized Agent shall have been appointed), the Company shall promptly appoint one or more qualified successor Authorized Agents, reasonably satisfactory to the Trustee, to perform the functions of the Authorized Agent which has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section 7.12. The Company shall give written notice of
                          ------------
any such appointment made by it to the Trustee, and the Indenture Trustees for the Trust Owned Notes; and in each case the Trustee shall mail notice of such appointment to all Certificateholders of the related class as their names and addresses appear on the Register for such class.

             (e) The Company agrees to pay, or cause to be paid, from time to time to each Authorized Agent reasonable compensation for its services and to reimburse it for its reasonable expenses.

     Section 7.13    Money for Certificate Payments to Be Held in Trust.  All
                     --------------------------------------------------
moneys deposited with any Paying Agent for the purpose of any payment on Certificates shall be deposited and held in trust for the benefit of the Certificateholders entitled to such payment, subject to the provisions of this
Section 7.13.  Moneys so deposited and held in trust shall constitute a separate
------------
trust fund for the benefit of the Certificateholders with respect to which such money was deposited.

             The Trustee may at any time, for the purpose of obtaining the satisfaction and discharge of this Agreement or for any other purpose, direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Section 7.14    Registration of Trust Owned Notes in Name of Subordination
                     ----------------------------------------------------------
Agent.  The Trustee agrees that all Trust Owned Notes to be purchased by the
-----
Trusts of any class shall be issued in the name of the Subordination Agent or its nominee and held by the Subordination Agent in trust for the benefit of the Certificateholders of such class, or, if not so held, the Subordination Agent or its nominee shall be reflected as the owner of such Trust Owned Notes in the register of the issuer of such Trust Owned Notes.

     Section 7.15   Representations and Warranties of Trustee.  The Trustee
                    -----------------------------------------
hereby represents and warrants that:

                (a) the Trustee is a national banking association duly organized and validly existing in good standing under the Federal laws of the United States;

                (b) the Trustee has full power, authority and legal right to execute, deliver, and perform this Basic Agreement, each Trust Supplement executed and delivered on the date hereof, each Certificate executed, authenticated and delivered on the date hereof, the Intercreditor Agreement, the Note Purchase Agreements and the Participation Agreements and has taken all necessary action to authorize the execution, delivery and performance by it of this Basic Agreement, such Trust Supplement, such Certificate, the Intercreditor Agreement, the Note Purchase Agreements and the Participation Agreements;

                (c) the execution, delivery and performance by the Trustee of this Basic Agreement, each Trust Supplement executed and delivered on the date hereof, each Certificate executed, authenticated and delivered on the date hereof, the Intercreditor Agreement, the Note Purchase Agreements and the Participation Agreements (i) shall not violate any provision of United States federal law or the law of the state of the United States where it is located governing the banking and trust powers of the Trustee or any order, writ, judgment, or decree of any court, arbitrator or governmental authority applicable to the Trustee or any of its assets, (ii) shall not violate any provision of the articles of association or by-laws of the Trustee, and (iii) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust Property of any Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have an adverse effect on the Trustee's performance or ability to perform its duties hereunder or thereunder or on the transactions contemplated herein or therein;

                (d) the execution, delivery and performance by the Trustee of this Basic Agreement, each Trust Supplement executed and delivered on the date hereof, each Certificate executed, authenticated and delivered on the date hereof, the Intercreditor Agreement, the Note Purchase Agreements and the Participation Agreements shall not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency of the United States or the State of the United States where it is located regulating the banking and corporate trust activities of the Trustee; other than the filing of a Statement of Eligibility on Form T-1 in connection with the registration of any Certificates;

                (e) this Basic Agreement, each Trust Supplement executed and delivered on the date hereof, each Certificate executed, authenticated and delivered on the date hereof, the Intercreditor Agreement, the Note Purchase Agreements and the Participation Agreements have been duly executed and delivered by the Trustee and constitute the legal, valid, and binding agreements of the Trustee, enforceable against it in accordance with their respective terms, provided that enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and
     (ii) general principles of equity; and

                (f) the statements made by it in a Statement of Eligibility on Form T-1 supplied or to be supplied to the Company in connection with the registration of any Certificates are and will be true and accurate subject to the qualifications set forth therein; and that such statement complies and will comply in all material respects with the requirements of the Trust Indenture Act and the Securities Act.

     Section 7.16   Withholding Taxes; Information Reporting.  As to the
                    ----------------------------------------
Certificates of any class, the Trustee, as trustee of the related grantor trust created by this Agreement, shall exclude and withhold from each distribution of principal, Additional Payments, if any, and interest and other amounts due under this Agreement or under the Certificates of such class (a "Distribution") any and all withholding and backup withholding taxes applicable thereto as required by United States federal, state and local law. The Trustee on behalf of the Trust shall request, and the Certificateholders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding and backup withholding with respect to each Certificateholder, and representations and forms as shall reasonably be requested by the Trustee on behalf of the Trust to assist it in determining the extent of, and in fulfilling, its withholding and backup withholding tax obligations. The Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Certificates of such class, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Certificateholders of such class, that it shall file any necessary withholding tax returns or statements when due, and that, as promptly as possible after the payment thereof, it shall deliver to each such Certificateholder appropriate documentation showing the payment thereof, together with such additional documentary evidence as such Certificateholders of such class may reasonably request from time to time. The Trustee agrees to file any other information reports as it may be required to file under United States law. To the extent that the Trust is required to withhold and pay over any amounts to any jurisdiction with respect to Distributions to any Certificateholder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Certificateholder. In the event of any claimed over withholding, Certificateholders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trustee on behalf of the Trust may reduce subsequent Distributions by the amount of such required withholding.

     Section 7.17   Tax Returns and Reports.  The Trustee shall prepare (or
                    -----------------------
cause to be prepared), at the Company's expense, and timely file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. The Trustee shall prepare and furnish (or cause to be prepared and furnished), in each taxable year of the Trust, to each

Certificateholder all Internal Revenue Service forms and returns required to be provided by the Trust. The Trustee shall provide the Company with a copy of all such returns and reports promptly after such filing or furnishing.

     Section 7.18   Trustee's Liens.  The Trustee in its individual capacity
                    ---------------
agrees that it shall, in respect of each Trust created by this Agreement, at its own cost and expense promptly take any action as may be necessary to duly discharge and satisfy in full any mortgage, pledge, lien, charge, encumbrance, security interest or claim ("Trustee's Liens") on or with respect to the Trust
                             ---------------
Property of such Trust which is attributable to the Trustee either (i) in its individual capacity and which is unrelated to the transactions contemplated by this Agreement, the Intercreditor Agreement, the Note Purchase Agreements or the Note Documents, or (ii) as Trustee hereunder or in its individual capacity and which arises out of acts or omissions which are not contemplated by this Agreement.

     Section 7.19   Preferential Collection of Claims.  The Trustee shall comply
                    ---------------------------------
with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. If the Trustee shall resign or be removed as Trustee, it shall be subject to Section 311(a) of the Trust Indenture Act to the extent provided therein.


                                 ARTICLE VIII


               CERTIFICATEHOLDERS' LISTS AND REPORTS BY TRUSTEE

     Section 8.01   The Company to Furnish Trustee with Names and Addresses of
                    ----------------------------------------------------------
Certificateholders.  The Company shall furnish to the Trustee within 15 days
------------------
after each Record Date with respect to a Scheduled Payment, and at such other times as the Trustee may request in writing within 30 days after receipt by the Company of any such request, a list, in such form as the Trustee may reasonably require, of all information in the possession or control of the Company as to the names and addresses of the Certificateholders of each class, in each case as of a date not more than 15 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the sole Registrar for such
--------  -------
class, no such list need be furnished; and provided, further, that no such list
                                           --------  -------
need be furnished for so long as a copy of the Register is being furnished to the Trustee pursuant to Section 7.12.
                        ------------

     Section 8.02   Preservation of Information; Communications to
                    ----------------------------------------------
Certificateholders.  The Trustee shall preserve, in as current a form as is
------------------
reasonably practicable, the names and addresses of Certificateholders of each class contained in the most recent list furnished to the Trustee as provided in
Section 7.12 or Section 8.01, as the case may be, and the names and addresses of
------------    ------------
Certificateholders of each class received by the Trustee in its capacity as Registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 7.12 or Section 8.01, as the case may be, upon receipt of a
            ------------    ------------
new list so furnished.

     Section 8.03   Reports by Trustee.  Within 60 days after May 15 of each
                    ------------------
year commencing with the first full year following the issuance of any class of Certificates, the Trustee shall transmit to the Certificateholders of each class, as provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15, if required by Section 313(a) of the Trust Indenture Act.

     Section 8.04   Reports by the Company.  The Company shall:
                    ----------------------

                (a) file with the Trustee, within 30 days after the Company is required to file the same with the SEC, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to
Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and the SEC, in accordance with rules and regulations prescribed by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

                (b) file with the Trustee and the SEC, in accordance with the rules and regulations prescribed by the SEC, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of the Company provided for in this Agreement, as may be required by such rules and regulations, including, in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants;

                (c) transmit to all Certificateholders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act such summaries of any information, documents and reports required to be filed by the Company pursuant to Sections 8.04(a) and (b) as may be required by rules and regulations
            ----------------     ---
prescribed by the SEC; and

                (d) furnish to the Trustee, not less often than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company's compliance with all conditions and covenants of the Company under this Agreement (it being understood that for purposes of this Section 8.04(d), such
                                                         ---------------
compliance shall be determined without regard to any period of grace or requirement of notice provided under this Agreement).


                                  ARTICLE IX


                            SUPPLEMENTAL AGREEMENTS

     Section 9.01   Supplemental Agreements Without Consent of
                    ------------------------------------------
Certificateholders.  Without the consent of the Certificateholders of any class,
------------------
the Company may (but shall not be required to), and the Trustee (subject to
Section 9.03) shall, at the Company's request, at any time and from time to
------------
time, enter into one or more agreements supplemental hereto or, if applicable, to the Intercreditor Agreement, the Note Purchase Agreements or any Liquidity Facility for any of the following purposes:

                (1) to provide for the formation of a Trust, the issuance of a class of Certificates and the other matters contemplated by Section 2.01(b);
                                                             ---------------

                (2) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company contained herein;

                (3) to add to the covenants of the Company for the benefit of the Certificateholders of any class, or to surrender any right or power in this Agreement, the Intercreditor Agreement, the Note Purchase Agreements or any Liquidity Facility conferred upon the Company;

                (4) (a) to correct or supplement any provision in this Agreement, the Intercreditor Agreement, the Note Purchase Agreements or any Liquidity Facility that may be defective or inconsistent with any other provision herein or in any Trust Supplement, (b) to cure any ambiguity or correct any mistake or (c) to modify any other provision with respect to matters or questions arising under this Agreement, the Intercreditor Agreement, the Note Purchase Agreements or the Liquidity Facility as the Company may deem necessary or desirable, provided that any such action in clause (a), (b) or (c) shall not
                                               ----------------------
materially adversely affect the interests of the Certificateholders of any class;

                (5) to modify, eliminate or add to the provisions of this Agreement to such extent as shall be necessary to continue the qualification of this Agreement (including any supplemental agreement) under the Trust Indenture Act or under any similar Federal statute hereafter enacted, and to add to this Agreement such other provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust Indenture Act as in effect at the date as of which this Basic Agreement was executed or any corresponding provision in any similar Federal statute hereafter enacted;

                (6) to evidence and provide for the acceptance of appointment under this Agreement by the Trustee or a successor Trustee with respect to one or more Trusts and to add to or change any of the provisions of this Agreement as shall be necessary to provide for or facilitate the administration of the Trusts hereunder and thereunder by more than one Trustee, pursuant to the requirements of Section 7.10;
                ------------

                (7) to provide the information required under Sections 7.12 and
                                                              -------------
12.03 as to the Trustee;
-----

                (8) to provide for the delivery of agreements supplemental hereto or the Certificates of any class in or by any means of any computerized, electronic or other medium, including by computer diskette;

               (9) to correct or supplement the description of any property constituting property of such Trust;

               (10) to make any other amendments or modifications hereto, provided that such amendments or modifications shall only apply to Certificates of one or more class to be thereafter issued or shall be made to facilitate the issuance of any Certificates in bearer form or to facilitate or provide for the issuance of any Certificates in global form in addition to or in place of Certificates in certificated form; or

               (11) to comply with any requirement of the SEC, any applicable law, rules or regulations of any exchange or quotation system on which the Certificates of any class are listed or of any regulatory body;

provided, however, that no such supplemental agreement shall cause any Trust to become an association taxable as a corporation for United States federal income tax purposes.

     Section 9.02   Supplemental Agreements with Consent of Certificateholders.
                    ----------------------------------------------------------
With respect to the Trusts of each class and the class of Certificates relating thereto, with the consent of the Certificateholders holding Certificates evidencing Fractional Cumulative Interests aggregating not less than a majority in interest in such Trust, by Direction of said Certificateholders delivered to the Company and the Trustee, the Company may, and the Trustee (subject to
Section 9.03) shall, enter into an agreement or agreements supplemental hereto
------------
for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, the Intercreditor Agreement, any Liquidity Facility, or the Note Purchase Agreements to the extent applicable to such Certificateholders or of modifying in any manner the rights and obligations of such Certificateholders under this Agreement, the Intercreditor Agreement, any Liquidity Facility, or the Note Purchase Agreements; provided, however, that no such supplemental agreement shall,
            --------  -------
without the consent of the Certificateholder of each Outstanding Certificate adversely affected thereby:

               (1) reduce in any manner the amount of, or delay the timing of, any receipt by the Trustee of payments on the Trust Owned Notes held in such Trust or distributions that are required to be made herein on any Certificate of such class, or change any date of payment on any Certificate of such class, or change the place of payment where, or the coin or currency in which, any Certificate of such class is payable, or impair the right to institute suit for the enforcement of any such payment or distribution on or after the Regular Distribution Date or Special Distribution Date applicable thereto;

               (2) permit the disposition of any Trust Owned Note included in the Trust Property of such Trust except as permitted by this Agreement, any Trust Supplement or the

     Intercreditor Agreement or otherwise deprive such Certificateholder of the benefit of the ownership of the Trust Owned Notes in such Trust;

                (3) reduce the percentage of the aggregate Fractional Cumulative Interests of such Trusts that is required for any such supplemental agreement, or reduce such percentage required for any waiver of compliance with certain provisions of this Agreement or certain defaults hereunder and their consequences provided for in this Agreement; or

                (4) waive, amend or modify Section 2.4, 3.2 or 3.3 of the Intercreditor Agreement in a manner that has a material adverse effect on the Certificateholders.

                It shall not be necessary for any Direction of such Certificateholders under this Section 9.02 to approve the particular form of any
                              ------------
proposed supplemental agreement, but it shall be sufficient if such Direction shall approve the substance thereof.

     Section 9.03   Documents Affecting Immunity or Indemnity.  If in the
                    -----------------------------------------
opinion of the Trustee any document required to be executed by it pursuant to the terms of Section 9.01 or 9.02 has a material adverse effect on any interest,
             ------------    ----
right, duty, immunity or indemnity in favor of the Trustee under this Basic Agreement or any Trust Supplement, the Trustee may in its discretion decline to execute such document.

     Section 9.04   Execution of Supplemental Agreements.  In executing, or
                    ------------------------------------
accepting the additional trusts created by, any supplemental agreement permitted by this Article IX or the modifications thereby of the trusts created by this
        ----------
Agreement, the Trustee shall be entitled to receive upon its request, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement.

     Section 9.05   Effect of Supplemental Agreements.  Upon the execution of
                    ---------------------------------
any supplemental agreement under this Article IX, this Basic Agreement shall be
                                      ----------
modified in accordance therewith, and such supplemental agreement shall form a part of this Basic Agreement for all purposes; and every Certificateholder of each class theretofore or thereafter authenticated and delivered hereunder shall be bound thereby to the extent applicable to such class.

     Section 9.06   Conformity with Trust Indenture Act.  Every supplemental
                    -----------------------------------
agreement executed pursuant to this Article IX shall conform to the requirements
                                    ----------
of the Trust Indenture Act as then in effect.

     Section 9.07   Reference in Certificates to Supplemental Agreements.
                    ----------------------------------------------------
Certificates of each class authenticated and delivered after the execution of any supplemental agreement applicable to such class pursuant to this Article IX
                                                                     ----------
may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental agreement; and, in such case, suitable notation may be made upon Outstanding Certificates of such class after proper presentation and demand.

                                   ARTICLE X


                  AMENDMENTS TO INDENTURES AND NOTE DOCUMENTS

     Section 10.01    Amendments and Supplements to Indentures and Other Note
                      -------------------------------------------------------
Documents. If the Trustee, as holder (or beneficial owner through the
---------
Subordination Agent) of any Trust Owned Note in trust for the benefit of the Certificateholders of any class or as Controlling Party under the Intercreditor Agreement, receives a request pursuant to Section 9.02 or Section 6.04 for a
                                          ------------    ------------
consent to any amendment, modification, waiver or supplement under any related Indenture or other related Note Document, the Trustee shall forthwith send a notice of such proposed amendment, modification, waiver or supplement to each Certificateholder of such class registered on the Register as of the date of such notice. The Trustee shall request from the Certificateholders of such class a Direction as to (a) whether or not to take or refrain from taking (or direct the Subordination Agent to take or refrain from taking) any action which a holder of such Trust Owned Note has the option to direct, (b) whether or not to give or execute (or direct the Subordination Agent to give or execute) any waivers, consents, amendments, modifications or supplements as a holder of such Trust Owned Note or a Controlling Party, (c) how to vote (or direct the Subordination Agent to vote) the Trust Owned Notes if a vote has been called for with respect thereto, and (d) how to direct the Indenture Trustee under the AFE
Note Indenture to vote or to refrain from taking action with respect to any Leased Equipment Note, any Lease, Participation Agreement or related documents or any Confirmation . If such a request for Certificateholder Direction shall have been made, in directing any action or casting any vote or giving any consent as the holder of any such Trust Owned Notes (or in directing the Subordination Agent in any of the foregoing), (i) other than as Controlling Party, the Trustee shall vote for or give consent to any such action with respect to such Trust Owned Note in the same proportion as that of (A) the aggregate face amounts of all Certificates of such class actually voted in favor of or for giving consent to such action by such Direction of Certificateholders to (B) the aggregate face amount of all Outstanding Certificates and (ii) as Controlling Party, the Trustee shall vote as directed in such Certificateholder Direction by the Certificateholders of such class evidencing a Fractional Cumulative Interest aggregating not less than a majority in interest in the related Trusts. For purposes of the preceding sentence, a Certificate shall have been "actually voted" if the Holder of such Certificate has delivered to the Trustee an instrument evidencing such Holder's consent to such Direction prior to two Business Days before the Trustee directs such action or casts such vote or gives such consent. Notwithstanding the foregoing, but subject to
Section 6.04 and the Intercreditor Agreement, the Trustee may, with respect to
------------
the Certificates of any class, in its own discretion and at its own direction, consent and notify the relevant Indenture Trustee of such consent (or direct the Subordination Agent to consent and notify such Indenture Trustee of such consent) to any amendment, modification, waiver or supplement under the relevant Indenture or any other Note Document, if an Event of Default hereunder shall have occurred and be continuing, or if such amendment, modification or waiver shall not adversely affect the interests of the Certificateholders of such class.

                                  ARTICLE XI


                             TERMINATION OF TRUSTS

     Section 11.01    Termination of the Trusts.  In respect of the Trusts of
                      -------------------------
each class created by the Basic Agreement as supplemented by a related Trust Supplement, the respective obligations and responsibilities of the Company and the Trustee created under this Agreement and such Trusts created hereby shall terminate upon the distribution to all Holders of the Certificates of the class of such Trusts and the Trustee of all amounts required to be distributed to them pursuant to this Agreement and the disposition of all property held as part of the Trust Property of the related class of such Trusts; provided, however, that
                                                        --------  -------
in no event shall such Trusts continue beyond 21 years less one day following the death of the last survivor of all descendants living on the date hereof of Joseph P. Kennedy, Sr., unless applicable law shall permit a longer term, in which case such longer term shall apply.

          Notice of any termination of the Trusts of a class, specifying the applicable Regular Distribution Date (or applicable Special Distribution Date, as the case may be) upon which the Certificateholders of such class may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be mailed promptly by the Trustee to Certificateholders of such class not earlier than the 60th day and not later than the 26th day preceding such final distribution specifying (A) the Regular Distribution Date (or Special Distribution Date, as the case may be) upon which the proposed final payment of the Certificates of such class shall be made upon presentation and surrender of Certificates of such class at the office or agency of the Trustee therein specified, (B) the amount of any such proposed final payment, and (C) that the Record Date otherwise applicable to such Regular Distribution Date (or Special Distribution Date, as the case may be) is not applicable, payments being made only upon presentation and surrender of the Certificates of such class at the office or agency of the Trustee therein specified. The Trustee shall give such notice to the Registrar at the time such notice is given to Certificateholders of such class. Upon presentation and surrender of the Certificates of such class in accordance with such notice, the Trustee shall cause to be distributed to Certificateholders of such class such final payments.

          If all of the Certificateholders of such class shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders of such class to surrender their Certificates for cancellation and receive the final distribution with respect thereto. No additional interest shall accrue on the Certificates of such class after the Regular Distribution Date (or Special Distribution Date, as the case may be) specified in the first written notice. If any money held by the Trustee for the payment of distributions on the Certificates of such class shall remain unclaimed for two years (or such lesser time as the Trustee shall be satisfied, after 60 days' notice from the Company, is one month prior to the escheat period provided under applicable law) after the final distribution date with respect thereto, the Trustee shall pay to each Indenture Trustee for a Trust Owned Note the appropriate amount of money relating to such Indenture Trustee and shall give written notice thereof to the Company and the AFE Trustee.


                                  ARTICLE XII


                           MISCELLANEOUS PROVISIONS

     Section 12.01  Limitation on Rights of Certificateholders.  The death or
                    ------------------------------------------
incapacity of any Certificateholder of any class shall not operate to terminate this Agreement or the related Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations, and liabilities of the parties hereto or any of them.

     Section 12.02  Certificates Nonassessable and Fully Paid.  Except as set
                    -----------------------------------------
forth in the last sentence of this Section 12.02, Certificateholders of each
                                   -------------
class shall not be personally liable for obligations of the related Trusts, the Fractional Undivided Interests represented by the Certificates of such class shall be nonassessable for any losses or expenses of such Trust or for any reason whatsoever, and Certificates of such class, upon authentication thereof by the Trustee pursuant to Section 3.03, are and shall be deemed fully paid. No
                           ------------
Certificateholder of such class shall have any right (except as expressly provided herein) to vote or in any manner otherwise control the operation and management of the related Trust Property, the related Trust, or the obligations of the parties hereto, nor shall anything set forth herein, or contained in the terms of the Certificates of such class, be construed so as to constitute the Certificateholders of such class from time to time as partners or members of an association. Neither the existence of any Trust nor any provision herein is intended to or shall limit the liability the Certificateholders of each class would otherwise incur if such Certificateholders owned the related Trust Property as co-owners, or incurred any obligations of the related Trust, directly rather than through the related Trust.

     Section 12.03  Notices.  (a)  Unless otherwise specifically provided herein
                    -------
or in the applicable Trust Supplement with respect to any Trust, all notices required under the terms and provisions of this Basic Agreement or such Trust Supplement with respect to such Trust shall be in English and in writing, and any such notice may be given by United States mail, courier service or telecopy, and any such notice shall be effective when delivered or received or, if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, if to the Company, to:

           U.S. Mail                          Overnight Delivery Service
           ---------                          --------------------------
           United Air Lines, Inc.             United Air Lines, Inc.
           P.O. Box 66100                     1200 East Algonquin Road
           WHQFT                              WHQFT

           Chicago, Illinois 60666            Elk Grove Township, IL 60007
           Attn:  Treasurer                   Attn:  Treasurer
           Telecopy: (847) 700-7117

           if to the Trustee, to:

           State Street Bank and Trust Company
               of Connecticut, National Association
           225 Asylum Street
           Goodwin Square
           Hartford, Connecticut 06103
           Attention:  Corporate Trust Division
           Telephone:  860-244-1844
           Telecopy:   860-244-1881

           (b) The Company or the Trustee as to any class of Certificates, by written notice to the other, may designate additional or different addresses for subsequent notices or communications.

           (c) Any notice or communication to Certificateholders of any class shall be mailed by first-class mail to the addresses for Certificateholders of such class shown on the Register kept by the Registrar and to addresses filed with the Trustee for Certificate Owners of such class. Failure so to mail a notice or communication or any defect in such notice or communication shall not affect its sufficiency with respect to other Certificateholders or Certificate Owners of such class.

           (d) If a notice or communication is mailed in the manner provided above within the time prescribed, it is conclusively presumed to have been duly given, whether or not the addressee receives it. Notwithstanding the foregoing, all communications or notices to the Trustee shall be deemed to be given only when received by a Responsible Officer of the Trustee.

           (e) If the Company mails a notice or communication to the Certificateholders of such class, it shall mail a copy to the Trustee and to each Paying Agent for such class at the same time.

           (f) The Trustee shall promptly furnish the Company with a copy of any demand, notice or written communication received by the Trustee hereunder from any Certificateholder, Certificate Owner, Owner Trustee, Indenture Trustee or the AFE Trustee.

     Section 12.04  Governing Law.  THIS BASIC AGREEMENT, ALL TRUST SUPPLEMENTS
                    -------------
AND ALL CERTIFICATES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW)) AND THE OBLIGATIONS, RIGHTS

AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 12.05   Severability of Provisions.  If any one or more of the
                     --------------------------
covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or any Trust, or of the Certificates of any class or the rights of the Certificateholders thereof.

     Section 12.06   Trust Indenture Act Controls.  This Agreement is subject to
                     ----------------------------
the provisions of the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions.

     Section 12.07   Effect of Headings and Table of Contents.  The Article and
                     ----------------------------------------
Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 12.08   Successors and Assigns.  All covenants, agreements,
                     ----------------------
representations and warranties in this Agreement by the Trustee and the Company shall bind and, to the extent permitted hereby, shall inure to the benefit of and be enforceable by their respective successors and assigns, whether so expressed or not. Any request, notice, direction, consent, waiver or other instrument, duly executed or action properly taken by any Certificateholder shall bind the successors and assigns of such Certificateholder.

     Section 12.09   Benefits of Agreement.  Nothing in this Agreement or in the
                     ---------------------
Certificates of any class, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, the Certificateholders, the Certificate Owners and the AFE Investors) any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 12.10   Legal Holidays.  In any case where any Regular Distribution
                     --------------
Date or Special Distribution Date relating to any Certificate of any class shall not be a Business Day with respect to such class, then (notwithstanding any other provision of this Agreement) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date, and interest shall accrue during the intervening period.

     Section 12.11  Counterparts.  For the purpose of facilitating the execution
                    ------------
of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

     Section 12.12   Intention of Parties.  The parties hereto intend that each
                     --------------------
Trust be classified for U.S. federal income tax purposes as a grantor trust under Subpart E, Part I of Subchapter J of the

Internal Revenue Code of 1986, as amended, and not as a trust or association taxable as a corporation or as a partnership. The powers granted and obligations undertaken pursuant to this Agreement shall be so construed so as to further such intent.

     Section 12.13   Communication by Certificateholders with other
                     ----------------------------------------------
Certificateholders. Certificateholders of any class may communicate with other
------------------
Certificateholders of such class with respect to their rights under this Basic Agreement, the related Trust Supplements or the Certificates of such class pursuant to Section 312(b) of the Trust Indenture Act. The Company, the Trustee and any and all other persons benefitted by this Agreement shall have the protection afforded by Section 312(c) of the Trust Indenture Act.

     IN WITNESS WHEREOF, the parties have caused this Basic Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first written above.


                                             UNITED AIR LINES, INC.



                                             By:_________________________
                                                Name:
                                                Title:

                                   STATE STREET BANK AND TRUST COMPANY
                                   OF CONNECTICUT, NATIONAL ASSOCIATION,
                                    as Trustee


                                   By:_________________________________
                                      Name:
                                      Title:

                                                                       EXHIBIT A


                           FORM OF CERTIFICATE TO BE
                         DELIVERED IN CONNECTION WITH
                   TRANSFERS TO NON-QIB ACCREDITED INVESTORS


                                    [Date]



State Street Bank and Trust Company
of Connecticut, National Association
225 Asylum Street
Goodwin Square
Hartford, Connecticut 06103
Attention:     Corporate Trust Division

               Re: United Airlines 2000-1[C-1][C-2] Pass Through Trust (the "Trust"),
                     -----
                    United Airlines Enhanced Pass Through Certificates, Series 2000-1
                    [C-1][C-2] (the "Certificates")


Dear Sirs:

          In connection with our proposed purchase of $_________ aggregate principal amount of the Certificates, we confirm that:

          1. We understand that any subsequent transfer of the Certificates is subject to certain restrictions and conditions set forth in the Pass Through Trust Agreement, dated as of July 31, 2000, as supplemented by Trust Supplement No. ___, relating to the Certificates (the "Pass Through
                                                                  ------------
     Trust Agreement") and the undersigned agrees to be bound by, and not to
     ---------------
     resell, pledge or otherwise transfer the Certificates except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").
                   --------------

          2. We understand that the Certificates have not been registered under the Securities Act, and that the Certificates may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Certificate, we shall do so only (A) to United Air Lines, Inc., (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein),
     (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes to you and United Air Lines, Inc., a signed letter substantially in the form of this letter, (D) outside the United

     States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available), or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing any of the Certificates from us a notice advising such purchaser that resales of the Notes are restricted as stated herein. We further understand that the Certificates purchased by us shall bear a legend to the foregoing effect.

          3. We understand that, on any proposed resale of any Certificates, we shall be required to furnish to you and United Air Lines, Inc. such certifications, legal opinions and other information as you and United Air Lines, Inc. may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Certificates purchased by us shall bear a legend to the foregoing effect.

          4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          5. We are acquiring the Certificates purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

          You and United Air Lines, Inc. are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        [Name of Transferor]



                                        By:________________________________
                                              Authorized Signature

                                                                      SCHEDULE 1


                                  INDENTURES
                                  ----------


     1. Indenture, dated as of July 31, 2000, between AFE, as Issuer (the "Issuer"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     2. Trust Indenture and Mortgage (1992 757 V), dated as of December 1, 1992, between State Street Bank and Trust Company, as Owner Trustee (the "Owner Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     3. Trust Indenture and Mortgage (1992 757 W), dated as of December 1, 1992, between State Street Bank and Trust Company, as Owner Trustee (the "Owner Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     4. Trust Indenture and Mortgage (1992 757 X), dated as of December 1, 1992, between State Street Bank and Trust Company, as Owner Trustee (the "Owner Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     5. Trust Indenture and Mortgage (1992 757 Y), dated as of December 1, 1992, between State Street Bank and Trust Company, as Owner Trustee (the "Owner Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     6. Trust Indenture and Mortgage (1992 757 Z), dated as of December 1, 1992, between State Street Bank and Trust Company, as Owner Trustee (the "Owner Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     7. Trust Indenture and Mortgage (1992 757 AA), dated as of December 1, 1992, between State Street Bank and Trust Company, as Owner Trustee (the "Owner Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     8. First Amended and Restated Trust Indenture and Security Agreement (1989 I), dated as of July 20, 2000, between State Street Bank and Trust Company, as Owner Trustee (the "Owner

Trustee"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     9. Trust Indenture and Mortgage (2000 A320-1), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     10. Trust Indenture and Mortgage (2000 A320-2), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     11. Trust Indenture and Mortgage (2000 A320-3), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     12. Trust Indenture and Mortgage (2000 A320-4), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     13. Trust Indenture and Mortgage (2000 A320-5), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     14. Trust Indenture and Mortgage (2000 A320-6), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     15. Trust Indenture and Mortgage (2000 777-1), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     16. Trust Indenture and Mortgage (2000 777-2), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     17. Trust Indenture and Mortgage (2000 777-3), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     18. Trust Indenture and Mortgage (2000 777-4), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     19. Trust Indenture and Mortgage (2000 757-1), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     20. Trust Indenture and Mortgage (2000 767-1), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").

     21. Trust Indenture and Mortgage (2000 767-2), dated as of July 31, 2000, between United Air Lines, Inc., as Owner (the "Owner"), and State Street Bank and Trust Company of Connecticut, National Association, as Indenture Trustee (the "Indenture Trustee").